Exhibit 10.1























                  THE RECTORSEAL CORPORATION AND JET-LUBE, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN
                (As Revised and Restated Effective April 1, 2007)

                  THE RECTORSEAL CORPORATION AND JET-LUBE, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN
                (As Revised and Restated Effective April 1, 2007)


                                TABLE OF CONTENTS


                                                                            Page


ARTICLE I              DEFINITIONS.............................................5

   Sec. 1.1              Administrator.........................................5
   Sec. 1.2              Affiliated Company....................................6
   Sec. 1.3              Allocation Date.......................................6
   Sec. 1.4              Alternate Payee.......................................6
   Sec. 1.5              Anniversary Date......................................6
   Sec. 1.6              Annual Compensation...................................6
   Sec. 1.7              Beneficiary...........................................7
   Sec. 1.8              Code..................................................9
   Sec. 1.9              Committee.............................................9
   Sec. 1.10             Company...............................................9
   Sec. 1.11             Disability............................................9
   Sec. 1.12             Early Retirement Date................................10
   Sec. 1.13             Employee.............................................10
   Sec. 1.14             Employer.............................................10
   Sec. 1.15             Entry Date...........................................11
   Sec. 1.16             ERISA................................................11
   Sec. 1.17             Five-Year Break in Service...........................11
   Sec. 1.18             Former Participant...................................11
   Sec. 1.19             Hours of Service.....................................11
   Sec. 1.20             Individual Account...................................14
   Sec. 1.21             Interactive Electronic Communication.................14
   Sec. 1.22             Leased Employee......................................14
   Sec. 1.23             Named Fiduciary......................................15
   Sec. 1.24             Normal Retirement Date...............................15
   Sec. 1.25             Notice...............................................15
   Sec. 1.26             One-Year Break in Service............................16
   Sec. 1.27             Other Investments Account............................16
   Sec. 1.28             Parent Company Stock.................................16
   Sec. 1.29             Parent Company Stock Account.........................16
   Sec. 1.30             Participant..........................................17
   Sec. 1.31             Plan.................................................17
   Sec. 1.32             Qualified Domestic Relations Order...................17
   Sec. 1.33             Qualified Election Period............................17

   Sec. 1.34             Qualified Participant................................17
   Sec. 1.35             Recordkeeper.........................................17
   Sec. 1.36             Trust Agreement......................................17
   Sec. 1.37             Trust Fund...........................................18
   Sec. 1.38             Trustee..............................................18
   Sec. 1.39             Valuation Date.......................................18
   Sec. 1.40             Year.................................................18
   Sec. 1.41             Year of Service (Participation)......................18
   Sec. 1.42             Year of Service (Vesting)............................18
   Sec. 1.43             Gender and Number....................................19

ARTICLE II             ELIGIBILITY OF EMPLOYEES...............................19

   Sec. 2.1              Eligibility..........................................19
   Sec. 2.2              Election Not to Participate..........................19
   Sec. 2.3              Eligibility upon Reemployment........................19
   Sec. 2.4              Reemployment of Participant..........................20
   Sec. 2.5              Exclusion of Employees Covered by
                         Collective Bargaining................................20
   Sec. 2.6              Eligibility Upon Entry or Reentry into
                         Eligible Class of Employees..........................20

ARTICLE III            CONTRIBUTIONS..........................................21

   Sec. 3.1              Contributions of the Employer........................21
   Sec. 3.2              Form of Employer Contributions.......................21
   Sec. 3.3              Time of Contributions................................21
   Sec. 3.4              Limit on Employer Contributions......................22
   Sec. 3.5              Manner of Making Contributions.......................22
   Sec. 3.6              Contributions with Respect to Military Leave.........22

ARTICLE IV             ACCOUNTS AND VALUATION OF TRUST FUND...................22

   Sec. 4.1              Participants' Individual Accounts....................22
   Sec. 4.2              Valuation of the Trust Fund and of the
                         Interest of Each Participant.........................23
   Sec. 4.3              Allocations to Individual Accounts...................24
   Sec. 4.4              Included Individual Accounts.........................28
   Sec. 4.5              Time When Contributions are Allocated................28

ARTICLE V              LIMITATION ON ALLOCATIONS..............................28

   Sec. 5.1              Limitation on Allocations............................28
   Sec. 5.2              Definitions..........................................29
   Sec. 5.3              Excess Annual Additions..............................32

   Sec. 5.4              Special Rules........................................33

ARTICLE VI             INDIVIDUAL ACCOUNTS....................................35

   Sec. 6.1              Participant Interest in Individual Accounts..........35
   Sec. 6.2              Periodic Statements to Participant...................35

ARTICLE VII            RETIREMENT.............................................36

   Sec. 7.1              Normal Retirement....................................36
   Sec. 7.2              Early Retirement.....................................36
   Sec. 7.3              Other Retirement.....................................36
   Sec. 7.4              Benefits on Retirement...............................36
   Sec. 7.5              Commencement of Benefits.............................36
   Sec. 7.6              Final Contribution After Distribution of Benefits....36

ARTICLE VIII           DEATH..................................................37

   Sec. 8.1              Benefits on Death....................................37
   Sec. 8.2              Final Contribution After Payment of Benefits.........37

ARTICLE IX             DISABILITY.............................................38

   Sec. 9.1              Benefits on Disability...............................38
   Sec. 9.2              Final Contribution After Payment of Benefits.........38

ARTICLE X              TERMINATION BENEFITS...................................39

   Sec. 10.1             Termination of Employment Other than by Reason
                         of Death, Disability or Retirement...................39
   Sec. 10.2             Vested Interest......................................39
   Sec. 10.3             Time of Distribution.................................39
   Sec. 10.4             Forfeiture and Return to Employment Prior to Complete
                         Distribution.........................................41
   Sec. 10.5             Application of Forfeitures...........................41

ARTICLE XI             DISTRIBUTIONS AND WITHDRAWALS..........................42

   Sec. 11.1             Form of Payment......................................42
   Sec. 11.2             Consent to Distribution..............................42
   Sec. 11.3             Minority or Disability of Distributee................43

   Sec. 11.4             Additional Requirements Relating to Benefit
                         Payments and Death Distributions.....................44
   Sec. 11.5             Withdrawals..........................................47
   Sec. 11.6             Claims Procedure.....................................48
   Sec. 11.7             Administrator's Duty to Trustee......................48
   Sec. 11.8             Duty to Keep Administrator Informed of
                         Distributee's Current Address........................48
   Sec. 11.9             Failure to Claim Benefits............................49
   Sec. 11.10            Distribution Pursuant to Qualified
                         Domestic Relations Orders............................49
   Sec. 11.11            Tax Withholding and Participant's Direct Rollover....50

ARTICLE XII            NOTICES................................................53

   Sec. 12.1             Notice...............................................53
   Sec. 12.2             Modification of Notice...............................53
   Sec. 12.3             Reliance on Notice...................................53

ARTICLE XIII           AMENDMENT OR TERMINATION OF PLAN.......................54

   Sec. 13.1             Amendment or Termination by Company..................54
   Sec. 13.2             Effect of Amendment..................................54
   Sec. 13.3             Distribution on Termination or
                         Discontinuance of Contributions......................54
   Sec. 13.4             Reversion of Contributions to Employer...............55
   Sec. 13.5             Amendment of Vesting Schedule........................55
   Sec. 13.6             Merger or Consolidation of Plan......................56
   Sec. 13.7             Withdrawal of Employer...............................57

ARTICLE XIV            COMMITTEE..............................................57

   Sec. 14.1             Committee Composition................................57
   Sec. 14.2             Committee Actions....................................57
   Sec. 14.3             Committee Procedure..................................58
   Sec. 14.4             Delegation to Committee and Company's Duty
                         to Furnish Information...............................58
   Sec. 14.5             Construction of Plan and Trustee's and
                         Record-keeper's Reliance.............................60
   Sec. 14.6             Committee Member's Abstention in Cases
                         Involving Own Rights.................................60
   Sec. 14.7             Counsel to Committee.................................61
   Sec. 14.8             Indemnification of Employees and Directors...........61

   Sec. 14.9             Action Taken in Good Faith...........................61

ARTICLE XV             MISCELLANEOUS..........................................61

   Sec. 15.1             No Employment or Compensation Agreement..............61
   Sec. 15.2             Spendthrift Provision................................62
   Sec. 15.3             Construction.........................................62
   Sec. 15.4             Titles...............................................62
   Sec. 15.5             Texas Law Applicable.................................62
   Sec. 15.6             Successors and Assigns...............................62
   Sec. 15.7             Allocation of Fiduciary Responsibility by
                         Named Fiduciary......................................63
   Sec. 15.8             Expenses of Administration...........................63
   Sec. 15.9             Plan Controls........................................64
   Sec. 15.10            Effect of Mistakes...................................64
   Sec. 15.11            Operation of the Plan; Permitted Corrections.........64

ARTICLE XVI            ADOPTION BY AFFILIATED COMPANIES.......................65

   Sec. 16.1             Transfer of Employment to Another Employer...........65
   Sec. 16.2             Contributions and Forfeitures........................65
   Sec. 16.3             Transfers of Employment Between Affiliated
                         Companies............................................65
   Sec. 16.4             Action by Company....................................66
   Sec. 16.5             Termination of Employer's Status as Affiliated
                         Company..............................................66

ARTICLE XVII           THE TRUSTEE............................................67

   Sec. 17.1             Trust Fund...........................................67
   Sec. 17.2             Trustee's Duties.....................................67
   Sec. 17.3             Benefits Only from Trust Fund........................67
   Sec. 17.4             Trust Fund Applicable Only to Payment of Benefits....67
   Sec. 17.5             Texas Trust Code.....................................67
   Sec. 17.6             Voting Rights........................................67

ARTICLE XVIII          INVESTMENTS............................................68

   Sec. 18.1             Investment of Contributions and Trust Assets.........68
   Sec. 18.2             Diversification of Investments by Qualified
                         Participants.........................................69

ARTICLE XIX            TOP HEAVY PROVISIONS...................................70

   Sec. 19.1             Minimum Allocation Requirements......................70
   Sec. 19.2             Vesting Schedule.....................................70
   Sec. 19.3             Definitions..........................................71

                                                                    Exhibit 10.1


                  THE RECTORSEAL CORPORATION AND JET-LUBE, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN
                (As Revised and Restated Effective April 1, 2007)


     THIS AGREEMENT, executed this ____ day of May, 2007, and effective the first day of April, 2007 unless specifically provided otherwise in this Agreement, by The RectorSeal Corporation, a Delaware corporation, having its principal office in Houston, Texas (hereinafter referred to as the "Company").


                              W I T N E S S E T H:

     WHEREAS, effective June 1, 1976, the Company established The RectorSeal Corporation Employee Stock Ownership Plan (hereinafter referred to as the "Plan") in the form of a stock bonus plan designed to constitute a "qualified plan" within the meaning of the applicable sections of the Internal Revenue Code, as amended (the "Code") for the benefit of eligible employees and their beneficiaries;

     WHEREAS, the Plan was subsequently amended from time to time and was then amended and restated effective April 1, 1985, except for specific provisions which were effective April 1, 1984, to bring the Plan into compliance with the Tax Equity and Fiscal Responsibility Act of 1982, the Tax Reform Act of 1984 and the Retirement Equity Act of 1984;

     WHEREAS, the Plan was subsequently amended by Amendment No. 1 effective, with respect to specific provisions, on April 1, 1984 and April 1, 1985;

     WHEREAS, Jet-Lube, Inc., a Delaware corporation ("Jet Lube"), and an Affiliated Company (herein defined), established the Jet-Lube, Inc. Employee Stock Ownership Plan (the "Jet Lube Plan") effective June 1, 1976;

     WHEREAS, the Jet Lube Plan was subsequently amended from time to time prior to April 1, 1984, was amended and restated effective April 1, 1985, except for specific provisions which were effective April 1, 1984, to bring the Jet Lube Plan into compliance with the Tax Equity and Fiscal Responsibility Act of 1982, the Tax Reform Act of 1984 and the Retirement Equity Act of 1984, and, due to the merger of the Jet Lube Plan with and into the Plan, was amended to comply with (i) those provisions of the Tax Reform Act of 1986 that were technical corrections to the Retirement Equity Act of 1984 and (ii) the temporary Treasury regulations issued with respect to those provisions in the Code enacted by the Retirement Equity Act of 1984 or the subsequent technical correction provisions thereto;

     WHEREAS, Jet Lube approved (i) the merger of the Jet Lube Plan, effective as of April 1, 1989, with and into the Plan and (ii) the transfer of assets from the Jet Lube Plan to the Plan as soon as practicable after the valuation of accounts in the Jet Lube Plan at March 31, 1990;

     WHEREAS, the Company subsequently amended and restated the Plan (i) effective April 1, 1989, to bring the Plan into compliance with the Tax Reform Act of 1986 as well as all other applicable laws, rules and regulations enacted or promulgated since the prior plan restatement and (ii) effective April 1, 1994, to change the name of the Plan to "The RectorSeal Corporation and Jet-Lube, Inc. Employee Stock Ownership Plan;"

     WHEREAS, the Plan was subsequently amended by Amendment No. I effective August 15, 1997;

     WHEREAS, the Company revised and restated the Plan effective April 1, 1998, except for certain provisions for which another effective date was subsequently provided otherwise in the terms of the Plan, to bring the Plan into compliance with the Code, as modified by the Small Business Job Protection Act of 1996, the General Agreement on Tariffs and Trade under the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000, as well as all other applicable rules, regulations and administrative pronouncements enacted, promulgated or issued since the date the Plan was last restated;

     WHEREAS, the Company adopted Amendment No. 1 to the revised and restated Plan, effective as of April 1, 2002, except as specifically provided otherwise in Amendment No. 1, to (i) reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") which generally became applicable to the Plan effective as of April 1, 2002, and (ii) constitute good faith compliance with the requirements of EGTRRA;

     WHEREAS,  final  Treasury  regulations  were  issued  April 17,  2002 under section 401(a)(9) of the Code relating to distributions under Section 11.4 of the Plan (the "Final Distribution Regulations");

     WHEREAS, the Pension and Welfare Benefits Administration of the Department of Labor issued final regulations establishing new standards for processing benefit claims of participants and beneficiaries under Section 11.6 of the Plan which were subsequently clarified by further guidance from the Pension and Welfare Benefits Administration (collectively the "Final Claims Procedure Regulations");

     WHEREAS, the Company adopted Amendment No. 2 to the revised and restated Plan to (i) revise Section 11.4 of the Plan, effective January 1, 2003, to reflect the Final Distribution Regulations consistent with the Model Amendment provided by the Internal Revenue Service in Rev. Proc. 2002-29, and (ii) revise
Section 11.6 of the Plan, effective April 1, 2002, to provide that the administrator of the Plan shall process benefit claims of participants and beneficiaries pursuant to the claims procedure specified in the summary plan description for the Plan which shall comply with the Final Claims Procedure Regulations, as may be amended from time to time;

     WHEREAS, the Company adopted Amendment No. 3 to the revised and restated Plan, effective as of August 1, 2004, to exclude the Director of Business Development of Cargo Chemical Corporation from participation in the Plan;

     WHEREAS, EGTRRA amended Section 401(a)(31)(B) of the Code to require that mandatory distributions of more than $1,000 from the Plan be paid in a direct rollover to an individual retirement plan as defined in Sections 408(a) and (b) if the distributee does not make an affirmative election to have the amount paid in a direct rollover to an eligible retirement plan or to receive the distribution directly and I.R.S. Notice 2005-5 provides that this provision became effective to the Plan for distributions on or after March 28, 2005;

     WHEREAS, the Company adopted Amendment No. 4 to the revised and restated Plan, effective as of March 28, 2005, to reduce the maximum dollar amount of mandatory distributions under the Plan from $5,000 to $1,000;

     WHEREAS, pursuant to the guidance issued by the Internal Revenue Service in Rev. Proc. 2005-66, the Plan has been assigned a five-year remedial amendment cycle of Cycle A which requires the Plan to be amended no later than January 31, 2007 (except as may be provided otherwise by Rev. Proc. 2005-66 or other published guidance for certain interim amendments) to bring the Plan into compliance with the 2005 Cumulative List of Changes in Plan Qualification published by the Internal Revenue Service in Notice 2005-101 for Cycle A plans (the "Cycle A Cumulative List"), which identifies all changes in the qualification requirements applicable to Cycle A plans resulting from statutory, regulatory and other guidance published in the Internal Revenue Bulletin;

     WHEREAS, the Pension Protection Act of 2006 (the "Pension Protection Act") enacted changes to the Code, certain provisions of which become applicable to the Plan for Years beginning on or after April 1, 2007;

     WHEREAS, the Pension Protection Act enacted Section 401(a)(35) of the Code which imposes diversification requirements for certain defined contribution plans within the meaning of Section 401(a)(35)(E) of the Code, excluding an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code which meets the requirements of Section 401(a)(35)(E)(ii) of the Code;

     WHEREAS, the Company amended and restated the Plan effective April 1, 2002, except for certain provisions for which another effective date is subsequently provided otherwise in the terms of the Plan, to (i) incorporate the provisions of Amendment Nos. 1-4 to the Plan, as revised as restated effective April 1, 1998, (ii) bring the Plan into compliance with the Code, as modified by the changes in the qualification requirements applicable to the Plan that are identified in the Cycle A Cumulative List, including, but not limited to EGTRRA and the Final Distribution Regulations, (iii) effective April 1, 2007, formally designate the Plan an employee stock ownership plan within the meaning of
Section 4975(e)(7) of the Code and Treas. Reg. ss.54.4975-11(a), add pass through voting in accordance with the requirements of Section 409(e) of the Code, and add a diversification of investment provision applicable to qualified participants in compliance with the requirements of Section 401(a)(28) of the Code, such that the Plan will be exempt from the requirements of Section
401(a)(35) of the Code, (iv) reflect certain provisions of the Pension Protection Act and to constitute good faith compliance with the requirements of the Pension Protection Act, and (v) bring the Plan into compliance with all other applicable rules, regulations and administrative pronouncements enacted, promulgated or issued since the Plan was last restated effective April 1, 1998;

     WHEREAS, the Company now desires to amend and restate the Plan, effective as of April 1, 2007, to revise the permissible method of complying with the diversification of investment provision applicable to qualified participants in compliance with the requirements of Section 401(a)(28) of the Code; and

     WHEREAS, (i) the benefits payable from the Plan are independent of any benefits an Employee is or may become entitled to under any other funded pension, profit sharing or savings plan, (ii) the benefits payable to an Employee or Beneficiary under the Plan shall be determined solely by reference to the provisions of the Plan in effect on the date of such Employee's retirement or other termination of employment, except as otherwise specifically provided herein, and (iii) except as otherwise provided in the Plan or any amendment to the Plan, the provisions of any amendment to the Plan shall apply solely to an Employee, former Employee, Participant or Former Participant whose employment with an Employer terminates on or after the effective date of the amendment;

     NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company hereby adopts the following as the provisions of the revised and restated Plan:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     Unless by the context hereof a different meaning is clearly indicated, whenever used in this Plan, the following words shall have the meanings hereinafter set forth:

     Sec. 1.1 Administratorfor the purposes of ERISA means the Company; provided, that the Company, by action of its governing body, may designate another person or entity, including the Trustee, the Recordkeeper or a

Committee, as Administrator of the Plan.

     Sec. 1.2 Affiliated Companymeans the Company and any other entity which is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses [as defined in Section 414(b) or (c) of the Code], any entity which along with the Company is included in an affiliated service group as defined in Section 414(m) of the Code, and any other entity which is required to be aggregated with the Company pursuant to Section 414(o) of the Code.

     Sec. 1.3 Allocation Datemeans the Anniversary Date and each additional date or dates designated by the Administrator from time to time on which allocations of contributions are made.

     Sec. 1.4 Alternate Payeemeans a person defined in Section 414(p)(8) of the Code who is entitled to benefits under the Plan pursuant to a Qualified Domestic Relations Order.

     Sec. 1.5 Anniversary Datemeans the last day of each Year.

     Sec. 1.6 Annual Compensationmeans the sum of (i) the amounts actually paid to an Employee by the Employer for services rendered, as reported on the Employee's Federal income tax withholding statement (Form W-2 or its subsequent equivalent) for the Year, exclusive, however, of reimbursements and other expense allowances, fringe benefits (cash and noncash), including but not limited to automobile allowances, taxable group life insurance and amounts that are paid to the Employee in cash in lieu of being contributed on his behalf to the Plan or any other qualified defined contribution plan maintained by the Employer, moving expenses, welfare benefits, and all other extraordinary compensation, such as income attributable to phantom stock plans, and (ii) amounts applied to purchase benefits pursuant to a salary reduction agreement under a cafeteria plan as defined in Section 125 of the Code sponsored by an Employer, amounts deferred pursuant to a salary reduction agreement under any other plan described in Sections 401(k) and 408(k) of the Code sponsored by an Employer, and elective amounts that are not includible in gross income of the Participant by reason of Section 132(f)(4) of the Code. For each Year only $225,000 of Annual Compensation shall be taken into account by the Plan with respect to any Participant [or, for each Year beginning after March 31, 2008, such other amount as may be determined under Section 401(a)(17)(B) of the Code to reflect cost-of-living increases] (hereinafter referred to as the
"Compensation Limitation"); provided, however, if a Participant's Annual Compensation for the Year exceeds the maximum amount of Annual Compensation that can be taken into account for any purpose under the Plan, the Participant may designate which portion of his total compensation shall be considered for any such purpose.

     Sec. 1.7 Beneficiarymeans any person or fiduciary designated by a Participant or Former Participant in accordance with the terms hereof and
Section 401(a)(9) of the Code to receive benefits hereunder following the death of such Participant or Former Participant. Each Participant and Former Participant may, from time to time, select one or more Beneficiaries to receive benefits pursuant to Section 8.1 in the event of the death of such Participant or Former Participant. Such selection shall be made in writing by Notice to the Administrator. Unless the provisions of the Plan or a Qualified Domestic Relations Order provide otherwise, the last such selection filed with the Administrator prior to the date of death of the Participant or Former Participant shall determine to whom Plan benefits shall be paid.

     If the Participant or Former Participant is married at the date of his death, the Beneficiary shall be the surviving spouse unless the spouse has consented in writing to the designation of some other Beneficiary, which designation may not be changed without spousal consent unless the voluntary consent of the spouse (i) expressly permits designations by the Participant or Former Participant without any requirement of further consent by the spouse and
(ii) acknowledges that the spouse has the right to limit the consent to a specific Beneficiary. Such written consent must acknowledge the effect of such selection and such consent must be witnessed by a Plan representative or a notary public. Spousal consent is not required if it is established to the satisfaction of the Plan representative that the consent may not be obtained (i) because the Participant or Former Participant has no spouse, (ii) because the spouse cannot be located or (iii) because of such other circumstances as the Secretary of Treasury may by regulations prescribe. Any consent by a spouse (or establishment that the consent of the spouse is not required) shall be effective only with respect to that particular spouse.

     If the Administrator cannot readily determine whether a Participant or Former Participant has a spouse under the laws of the state in which the Participant or Former Participant resides resulting from an individual's claim to be a "common law" spouse of a Participant or Former Participant or similar circumstances, the Administrator may request such individual to provide the Administrator with a legal opinion satisfactory to the Administrator or other evidence demonstrating the individual's status as a spouse of the Participant or Former Participant. The Administrator has the sole and absolute authority to determine an individual's status as a spouse of a Participant or Former Participant and any such determination shall be final, binding and conclusive on all parties ever claiming an interest in the Plan. Any consent by a spouse (or establishment that the consent of the spouse may not be obtained) shall be effective only with respect to that spouse. If a Participant is divorced and the Participant's spouse was a Beneficiary named by the Participant, the spouse shall be deemed to have predeceased the Participant and such designation of the spouse shall be void and the next successive Beneficiary or Beneficiaries shall become the Beneficiary(ies) entitled to the benefits under the Plan, unless a Qualified Domestic Relations Order requires a death benefit be payable to the spouse.

     If a Participant's or Former Participant's selection is not made in compliance with these provisions or if all designated persons shall predecease the Participant or Former Participant, or the designation becomes void as provided in the preceding paragraph, Beneficiary means the first of the following classes of successive preference beneficiaries then surviving: the Participant's or Former Participant's:

(a)  surviving spouse,

(b)  descendants, per stirpes(including adopted children),

(c)  parents in equal shares,

(d)  brothers and sisters in equal shares, and

(e)  estate.

     If more than one Beneficiary of a particular class (primary or secondary) is entitled to benefits, payments shall be made in equal shares to such Beneficiaries, unless some other specific proportions are clearly designated by the Participant or Former Participant. If more than one Beneficiary of a particular class (primary or secondary) is named, the interest of any deceased Beneficiary of that class shall pass to the surviving Beneficiary or Beneficiaries of that class except to the extent that the designation provides for payment to any secondary Beneficiary or Beneficiaries upon the death of a primary Beneficiary. In determining whether any person named as a Beneficiary is living at the time of a Participant's or Former Participant's death, if such person and the Participant or Former Participant died in a common disaster and there is insufficient evidence to determine which person died first, then it shall be deemed that the Beneficiary died first.

     Sec. 1.8 Codemeans the Internal Revenue Code of 1986, as it may be amended from time to time. Reference to a section of the Code shall include that section, applicable Treasury regulations promulgated thereunder and any comparable section of any future legislation that amends, supplements or supersedes said section, effective as of the date such comparable section is effective with respect to the Plan.

     Sec. 1.9 Committeemeans the committee appointed under Article XIV to administer the Plan, as from time to time constituted. If no such committee is appointed, the Company shall constitute the Committee.

     Sec. 1.10 Companymeans The RectorSeal Corporation, a Delaware corporation, or such other organization which, pursuant to a spinoff, merger, consolidation, reorganization, or similar corporate transaction where a significant portion of the Company's employees become employees of such organization, adopts and assumes the Plan and the Trust Agreement as the sponsor with the consent of the Company and agrees to accept the duties, responsibilities and obligations of the sponsor of the Plan and the Trust Agreement. Reference in the Plan to the Company shall refer to any such organization which adopts and assumes the sponsorship of the Plan and the Trust Agreement.

     Sec. 1.11 Disabilitymeans the physical or mental incapacity of a Participant which, in the opinion of a physician approved by the Administrator, will permanently prevent such Participant from performing any of the usual duties of his employment.

     Sec. 1.12 Early Retirement Datemeans the Anniversary Date of the Year coinciding with or next following the later of the date a Participant attains age 55 and has completed at least ten Years of Service (Vesting), provided the Participant has elected at least 60 days prior to such Anniversary Date to terminate his employment with all Affiliated Companies.

     Sec. 1.13 Employee means any individual in the employ of an Employer who is included on the Federal Insurance Contribution Act rolls of an Employer (and who is classified as an Employee of an Employer), excluding (i) any Leased Employee that Section 414(n) of the Code treats as an Employee of an Employer, unless classification of such Leased Employee as an Employee is necessary to maintain the qualification of the Plan, (ii) any employee included in a unit of Employees covered by a collective bargaining agreement between an Employer and employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees who are covered pursuant to that agreement are professional employees [as defined in Treas. Reg. ss.1.410(b)-9], (iii) any employee who is a non-resident alien [within the meaning of Section 7701(b)(1)(B) of the Code] and who received no earned income [within the meaning of Section 911(d)(2) of the Code] from any Employer which constitutes income from sources within the United States [within the meaning of
Section 861(a)(3) of the Code], and (iv) those employees of an Affiliated Employer that has not elected to participate in the Plan. The term "Employee" shall not include any individual who by contract is not classified by the Employer as a common law employee of the Employer, even if such individual is included on the Employer's payroll for Federal income tax withholding purposes or whether such person is later classified as an employee by the Internal Revenue Service, the Department of Labor, a court, an administrative agency, or an Employer.

     Sec. 1.14 Employer means the Company and any other Affiliated Company, with respect to its Employees, provided such Affiliated Company is designated by the governing body of the Company as an Employer under the Plan and whose designation as such has become effective and has continued in effect. The designation shall become effective only when it shall have been accepted by the governing body of the Employer and shall be effective for the Year determined by the governing body of the Company and the Employer. An Employer may revoke its acceptance of such designation at any time, but until such acceptance has been revoked, all of the provisions of the Plan and amendments thereto shall apply to the Employees of the Employer. In the event the designation of the Employer as such is revoked by the governing body of the Employer, this will not be deemed a termination of the Plan.

     Sec. 1.15 Entry Datemeans the first day of the Year.

     Sec. 1.16 ERISAmeans the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and applicable regulations promulgated thereunder.

     Sec. 1.17 Five-Year Break in Servicemeans any five consecutive Years during each of which the Employee or Participant performs for an Affiliated Company 500 or fewer Hours of Service.

     Sec. 1.18 Former Participantmeans any individual who has been a Participant in the Plan (i) who is no longer in the employ of an Employer and who has not yet received the entire benefit to which he is entitled under the Plan, or (ii) who is still in the employ of an Affiliated Company and who has an interest in the Plan but who is not eligible for Employer contributions and forfeitures.

     Sec. 1.19 Hours of Servicemeans each hour credited to an individual in accordance with the following:

(a) An Hour of Service shall be credited to an individual for each hour for which he is either directly or indirectly paid, or entitled to payment, by any Affiliated Company or, to the extent permitted by the governing body of the Company or the Administrator in accordance with Section 401(a)(4) of the Code, by the predecessor company. An Employee on a non-hourly payroll whose Annual Compensation is not determined on the basis of certain amounts for each hour worked shall be credited with 45 Hours of Service for each week during which he would otherwise have at least one Hour of Service, adjusted pro rata on the basis of 10 hours per day when employment or the Year begins on other than a Monday or ends on other than a Friday.

(b) An Hour of Service shall be credited to an individual for each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Affiliated Company or, to the extent permitted by the governing body of the Company or the Administrator in accordance with Section 401(a)(4) of the Code, by the predecessor company. These Hours of Service shall be credited to the individual for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

(c) An Hour of Service shall be credited to an individual for each hour while on unpaid leave pursuant to the Family and Medical Leave Act of 1993 for which he would have been paid or entitled to payment by an Affiliated Company had he been performing services.

(d) In no event shall an individual be given credit for a specific Hour of Service under more than one of the above subsections (a), (b) or (c) and, notwithstanding any other provision of the Plan to the contrary, an individual shall not be credited with Hours of Service more than once with respect to the same period of time.

(e) Hours of Service for periods during which no duties are performed shall be calculated and credited pursuant to Section 2530.200b-2(b) and (c) of the Department of Labor regulations which are incorporated herein by reference. No more than 501 Hours of Service shall be credited under the preceding sentence during any computation period.

(f) Notwithstanding any other provisions of this Section 1.19, in the event an Employee is:

     (i) on leave of absence authorized by his Employer in accordance with standard personnel policies of such Employer applied in a nondiscriminatory manner to all Employees similarly situated, including those described in Section 1.19(g) hereof, or

     (ii) on military leave while the Employee's reemployment rights are protected by law,

     a Five-Year Break in Service and a One-Year Break in Service shall be deemed not to have occurred and the Employee shall continue to accrue Hours of Service under the Plan during the period of leave of absence, at the same rate he would have had he remained an active Employee throughout such leave of absence, provided he returns to employment immediately (in the case of military leave, within the 90-day period after his honorable discharge or release or within the period prescribed by applicable law, whichever is longer) upon the expiration of such authorized absence. If an Employee fails to return to the active employment of an Affiliated Company within the time specified in a written leave of absence, or after such period of military service, as appropriate, his service will be deemed terminated as of the end of such permitted period of absence.

(g) In addition, solely for the purpose of determining a One-Year Break in Service and a Five-Year Break in Service, the Plan shall credit the Employee with the Hours of Service which otherwise would normally have been credited to such individual during the computation period in which an absence from the service of an Affiliated Company occurs for any period by reason of (i) pregnancy of the individual, (ii) birth of a child of the individual, (iii) placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement; provided, however, if the Employee has credit for more than 500 Hours of Service without the application of this sentence in the computation period in which the absence from the service of an Affiliated Company occurs for the reasons specified in this sentence, the Plan shall credit the Employee with such Hours of Service in the following computation period. The Plan shall not credit any Employee with any Hours of Service under this subsection (g) unless such Employee timely furnishes the Administrator information establishing (i) that the absence from the service of an Affiliated Company was for one or more reasons specified in the first sentence of this subsection (g) and (ii) the number of days for which there was an absence.

(h) Effective December 12, 1994, each period of qualified military service (within the meaning of Chapter 43 of Title 38, United States Code) served by an Employee who is reemployed under that chapter by an Affiliated Company following such service shall be considered service with an Affiliated Company for purposes of determining his Hours of Service.

     Sec. 1.20 Individual Accountmeans an account or record to be maintained by the Trustee or the Recordkeeper reflecting the monetary value of the undivided interest in the Trust Fund of each Participant, each Former Participant and each Beneficiary and shall include the Other Investments Account and the Parent Company Stock Account.

     Sec.  1.21  Interactive  Electronic   Communicationmeans,   to  the  extent
available under the Plan, a communication between a Participant, Former Participant or Beneficiary and the Recordkeeper pursuant to a system maintained by the Recordkeeper and communicated to each Participant, Former Participant and Beneficiary in compliance with final Treasury regulations and final Department of Labor regulations whereby each such individual may initiate actions approved from time to time by the Administrator, including the options under Section 18.2 if he is a Qualified Participant, with respect to his Individual Account, through the use of the telephone, internet or such other system and a personal identification number assigned to the Participant, Former Participant or Beneficiary by the Recordkeeper or the Administrator. If a Participant, Former Participant or Beneficiary (i) consents to participate in the Plan's Interactive Electronic Communication procedures adopted by the Administrator and (ii) acknowledges that actions taken by such Participant, Former Participant or Beneficiary, through the use of his personal identification number constitute his signature, to the extent allowed by the Administrator, for such actions approved from time to time by the Administrator, the Participant, Former Participant or Beneficiary, as the case may be, will be deemed to have given his written consent and authorization to any action resulting from the use of the Interactive Electronic Communication system by the Participant, Former Participant or Beneficiary.

     Sec. 1.22 Leased Employeemeans an individual who is not in the employ of an Employer and who, pursuant to a leasing agreement between an Employer and any other person (including such individual) ("leasing organization"), has performed services for an Employer [or for an Employer and any other person related to an Employer within the meaning of Section 144(a)(3) of the Code] on a substantially full-time basis for at least one year and who performs such services under the primary direction or control by the Employer. Leased Employee shall also include any individual who is deemed to be an employee of an Employer under Section 414(o) of the Code. Notwithstanding the preceding sentences, if individuals described in the preceding sentence constitute less than 20% of an Employer's non-highly compensated work force within the meaning of Section 414(n)(5)(C)(ii) of the Code, the Plan shall not treat an individual as a Leased Employee if the leasing organization covers the individual in a money purchase pension plan providing immediate participation, full and immediate vesting and a non-integrated contribution formula equal to at least ten percent of the individual's annual compensation [as defined in Section 415(c)(3) of the Code, but including amounts contributed by an Employer pursuant to a salary reduction agreement which are excludable from the individual's gross income under Sections 125, 402(e)(3), 402(h)(1)(B), 403(b) or 132(f)(4) of the Code]. If any Leased
Employee shall be treated as an Employee of an Employer, however, contributions or benefits provided by the leasing organization which are attributable to services of the Leased Employee performed for an Employer shall be treated as provided by the Employer.

     Sec. 1.23 Named Fiduciarymeans the Company, except to the extent the Company has delegated specific functions to the Committee, if any, appointed by the Company pursuant to Article XIV. If no Committee is appointed, the Company will perform the functions of the Committee.

     Sec.  1.24  Normal   Retirement   Datemeans  a   Participant's   or  Former
Participant's 65th birthday.

     Sec. 1.25 Noticemeans,  unless otherwise provided specifically in the Plan,
(i) written Notice on an appropriate form provided by the Administrator, which is properly completed and executed by the party giving such Notice and which is delivered by hand or by mail to the Administrator or to such other party designated by the terms of the Plan or by the Administrator to receive the Notice or (ii) Notice by Interactive Electronic Communication, to the extent authorized by the Administrator, to the Recordkeeper. Notice to the Administrator, the Recordkeeper or to any other person as provided herein shall be deemed to be given when it is actually received (either physically or by Interactive Electronic Communication, as the case may be) by the party to whom such Notice is given.

     Sec. 1.26 One-Year Break in Servicemeans any Year during which the Employee or Participant performs for an Affiliated Company 500 or fewer Hours of Service.

     Sec. 1.27 Other Investments Accountmeans the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each Participant, Former Participant or Beneficiary reflecting the monetary value of such person's individual interest in the Trust Fund attributable to Employer contributions and forfeitures in cash under the Plan which have not been invested in Parent Company Stock and are to be invested in other assets; it shall be credited with the net income (or debited with the loss) of the Trust Fund attributable to investments in the Other Investments Account.

     Sec. 1.28 Parent Company Stockmeans shares of any class of stock, preferred or common stock which are issued by Capital Southwest Corporation, a Texas corporation, and are readily tradable on an established securities market. The shares of Parent Company Stock currently held by the Plan are regularly traded on the Nasdaq National Market. If there is no common stock which meets the foregoing requirement, Parent Company Stock means common stock issued by Capital Southwest Corporation having a combination of voting power and dividend rights equal to or in excess of (i) that class of common stock of Capital Southwest Corporation having the greatest voting power, and (ii) that class of common stock of Capital Southwest Corporation having the greatest dividend rights. Noncallable preferred stock shall be deemed to be Parent Company Stock if such stock is convertible at any time into stock which constitutes Parent Company Stock hereunder and if such conversion is at a conversion price which (as of the date of the acquisition by the Trust Fund) is reasonable. For purposes of the preceding sentence, pursuant to applicable Treasury regulations, preferred stock shall be treated as noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence.

     Sec. 1.29 Parent Company Stock Accountmeans the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each Participant, Former Participant or Beneficiary to which is credited shares (including fractional shares) of Parent Company Stock which are attributable to Employer contributions and forfeitures under the Plan.

     Sec. 1.30 Participantmeans an Employee who has met the eligibility requirements of the Plan as provided in Article II hereof and who has begun participating in the Plan.

     Sec. 1.31 Planmeans the stock bonus plan embodied herein, as the same may be amended from time to time, and shall be known as "The RectorSeal Corporation and Jet-Lube, Inc. Employee Stock Ownership Plan." Effective April 1, 2007, the Plan has been formally designated an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code and Treas. Reg. ss.54.4975-11(a).

     Sec. 1.32 Qualified Domestic Relations Ordermeans any judgment, decree or order (including approval of a property settlement agreement) which (i) relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant or Former Participant, (ii) is made pursuant to a state domestic relations law, (iii) creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant or Former Participant under the Plan and
(iv) complies with the requirements of Section 414(p) of the Code.

     Sec. 1.33 Qualified Election Periodmeans the six-Year period beginning with the later of (i) the first Year in which the Participant or Former Participant first becomes a Qualified Participant, or (ii) the first Year beginning after March 31, 2007.

     Sec. 1.34 Qualified Participantmeans any Participant or Former Participant who has completed ten Years of Service (Vesting) as a Participant and has attained age 55.

     Sec. 1.35 Recordkeepermeans any person or entity appointed by the Company or the Committee to perform recordkeeping and other administrative services on behalf of the Plan. If no Recordkeeper is appointed, the Trustee shall perform the duties of the Recordkeeper.

     Sec. 1.36 Trust Agreementmeans "The RectorSeal Corp-oration and Jet-Lube, Inc. Employee Stock Ownership Plan Trust Agreement" entered into between the Company and the Trustee to carry out the purposes of the Plan and under which the Trust Fund is maintained; provided that if such agreement be amended or supplemented, Trust Agreement, as of a particular date, shall mean such agreement, as amended and supplemented and in force on such date.

     Sec. 1.37 Trust Fundmeans all assets of whatsoever kind and nature from time to time held by the Trustee pursuant to terms and conditions of the Trust Agreement out of which benefits of the Plan are provided.

     Sec. 1.38 Trusteemeans any institution or individuals designated as Trustee or Trustees by the governing body of the Company, or any successor trustee or additional trustee or trustees acting at any time as Trustee under the Trust Agreement.

     Sec. 1.39 Valuation Datemeans any day of the Year the Nasdaq Global Market is open for trading.

     Sec. 1.40 Yearmeans the 12-month period from April 1 of each year to the next following March 31.

     Sec. 1.41 Year of Service (Participation)means the 12- consecutive month period commencing with the employment commencement date of an Employee by an Affiliated Company, which is the date the Employee first performs an Hour of Service for an Affiliated Company, during which the Employee performs at least 1,000 Hours of Service for an Affiliated Company. If an Employee does not perform at least 1,000 Hours of Service in the 12-month period beginning with his employment commencement date, Year of Service (Participation) means the Year commencing with the Year immediately following his employment commencement date during which the Employee performs at least 1,000 Hours of Service for an Affiliated Company.

     Sec. 1.42 Year of Service (Vesting)means any Year during which the Employee performs at least 1,000 Hours of Service for an Affiliated Company, subject to the following:

     (a) if an Employee has a One-Year Break in Service, Years of Service (Vesting) before such break shall not be taken into account until he has completed a Year of Service (Vesting) after his return to employment; and

     (b) if an Employee has a Five-Year Break in Service, Years of Service (Vesting) after such break shall not be taken into account for the purposes of determining the nonforfeitable percentage of his accrued benefit derived from Employer contributions which accrued before such break.

     Sec. 1.43 Gender and Number. Except as otherwise indicated by the context, any masculine terminology used herein also includes the feminine and neuter, and vice versa, and the definition of any term herein in a singular shall also include the plural, and vice versa.

                                   ARTICLE II

                            ELIGIBILITY OF EMPLOYEES
                            ------------------------

     Sec. 2.1 Eligibility. Each eligible Employee shall be deemed to have become a Participant (unless he elects otherwise pursuant to Section 2.2) as of the Entry Date which falls within the Employee's completion of one Year of Service (Participation).

     Sec. 2.2 Election Not to Participate. An Employee eligible to participate or participating in the Plan may elect not to participate (or elect to withdraw from the Plan if then participating) for a given Year, provided that written notice of such election is given to the Administrator in satisfactory form before the end of the Year in question. Upon receipt by the Administrator of such notice, the Participant shall become a Former Participant retroactively to the beginning of the particular Year. Such election shall remain in effect unless and until the Employee ceases to be such or elects to participate again. An Employee eligible to participate in the Plan who has elected not to participate (or elected to withdraw) may elect to participate in any Year thereafter by giving written notice in satisfactory form to the Administrator. Such election shall be effective immediately, and the Employee shall become an active Participant as of the date of receipt of such election by the
Administrator or such later date as may be specified in the notice. Notwithstanding the foregoing provisions of this Section 2.2, William R. Thomas and the Director of Business Development of Blue Magic, Inc. (formerly Cargo Chemical Corporation) are excluded from participating in the Plan.

     Sec. 2.3 Eligibility upon Reemployment. Notwithstanding Section 2.1, each Employee who completes a Year of Service (Participation) in either his first 12 months of employment or a Year, as required in Section 1.41, but is not employed at the expiration of such 12-month period or such Year, shall become a Participant immediately upon his return to the status of Employee, subject to
Section 2.6. An Employee who completes 1,000 Hours of Service in the 12-month period or the Year while employed by an Affiliated Company which is not an Employer shall become a Participant as of the Entry Date preceding the date on which he becomes an Employee of an Employer.

     Sec. 2.4 Reemployment of Participant. If the employment of a Participant is terminated for any reason and he subsequently is reemployed by an Employer, he shall be eligible to become a Participant (unless he elects otherwise pursuant to Section 2.2) on the date he resumes employment with an Employer.

     Sec. 2.5 Exclusion of Employees Covered by Collective Bargaining. Notwithstanding Section 2.1, an Employee covered by a collective bargaining agreement between the Employer and a collective bargaining representative certified under the Labor Management Relations Act who is otherwise eligible to become a Participant under this Article shall be excluded if retirement benefits were the subject of good faith bargaining between the Employee's representative and the Employer and if the agreement does not require the Employer to include such Employee in this Plan. An Employee who is a Participant in the Plan when he is excluded under the provisions of this Section 2.5 shall cease active participation in the Plan on the effective date of that collective bargaining agreement and shall not participate in Employer contributions while a member of the ineligible class but shall not be considered to have terminated employment.

     Sec. 2.6 Eligibility Upon Entry or Reentry into Eligible Class of Employees. In the event a Participant is excluded because he is no longer a member of an eligible class of Employees as specified in this Article II, such Employee shall participate as of the Entry Date preceding the date of his return to an eligible class of Employees. In the event that an Employee who is not a Former Participant in the Plan becomes a member of the eligible class, such Employee shall participate as of the Entry Date preceding the date of his becoming an eligible class member if such Employee has satisfied the eligibility requirements of Section 2.1 and would have previously become a Participant had he been in the eligible class.

                                   ARTICLE III

                                  CONTRIBUTIONS
                                  -------------

     Sec. 3.1 Contributions of the Employer. The governing body of each Employer, in its discretion, shall determine the amount of, and cause to be made, its contribution to the Plan. Each Employer's liability for the amount of its contribution will be established by its governing body, and other actions taken, within the time required by law so as to permit the contributions for a particular Year to be deductible for Federal income tax purposes for the corresponding taxable year, and the amount of such contribution will be communicated to the Participants as soon as practicable after the amount thereof has been established.

     Sec. 3.2 Form of Employer Contributions. The Employer contribution by each Employer may be paid in cash or in securities, other property, or shares having an equivalent value, or any combination thereof, as the governing body of the Employer may determine. To the extent that the Trust Fund has cash obligations payable in one year from the date the Employer contribution is due, such Employer contribution shall be paid in cash in an amount determined by the Employer or the Administrator.

     Sec. 3.3 Time of Contributions. Contributions made by an Employer pursuant to Section 3.1 may be made at any time and from time to time, except that the total contribution for any Year shall be paid in full not later than the time prescribed by law to enable the Employer to obtain a deduction therefor on its federal income tax return for said Year. Contributions made after the
Anniversary Date of the Year but within the time for filing an Employer's federal income tax return (including extensions thereof) shall be deemed made as of the Anniversary Date of that Year if so directed by the Employer, except such contributions shall not share in increases, decreases, or income to the Trust Fund prior to the date actually made. Notwithstanding the foregoing, on an Employer's request, a contribution which was made upon a mistake of fact or on deductibility of the contribution shall be returned to the Employer within one year after payment of the contribution or disallowance of the deduction (to the extent disallowed), as the case may be; provided, however, the amount returned to an Employer shall not be increased by any earnings thereon and shall be reduced by any losses attributable to such amount.

     Sec. 3.4 Limit on Employer Contributions. Notwithstanding the foregoing provisions of this Article III, the contribution of an Employer for any Year shall in no event exceed an amount which will, under the law then in effect, be deductible by the Employer in computing its federal taxes for the fiscal year of the Employer in which that Year ends.

     Sec. 3.5 Manner of Making Contributions. All contributions to the Trust Fund shall be paid directly to the Trustee. In connection with each contribution, the Employer shall provide the Recordkeeper with information that identifies each Participant on whose behalf the contribution is being made and the amount thereof. The Recordkeeper shall provide the Trustee with any of the information received by it which is necessary for the Trustee to perform its duties and obligations with respect to the Trust Fund.

     Sec. 3.6 Contributions with Respect to Military Leave. Notwithstanding any provision of the Plan to the contrary, contributions with respect to qualified military service (within the meaning of Chapter 43 of Title 38, United States
Code) shall be permitted in accordance with Section 414(u) of the Code.

                                   ARTICLE IV

                      ACCOUNTS AND VALUATION OF TRUST FUND
                      ------------------------------------

     Sec. 4.1 Participants' Individual Accounts. The assets of the Trust Fund shall constitute a single fund in which each Participant and Former Participant shall have his proportionate interest as provided in the Plan. The Administrator shall maintain, or cause to be maintained, with respect to each Employer, an Individual Account for each Participant or Former Participant which shall reflect the credits and charges allocable thereto in accordance with the Plan. The Administrator shall maintain, or cause to be maintained, records which will adequately disclose at all times the state of the Trust Fund and of each separate interest therein. The books, forms and methods of accounting shall be entirely in the hands of and subject to the supervision of the Administrator.

     Sec. 4.2 Valuation of the Trust Fund and of the Interest of Each Participant. Within a reasonable time after each Allocation Date, the Administrator shall direct the Trustee to prepare a statement of the condition of the Trust Fund, setting forth all investments, receipts and disbursements, and other transactions effected by it during the applicable period, and showing all the assets of the Trust Fund and the cost and fair market value thereof. This statement shall be delivered to the Administrator. At least annually, the Administrator shall cause to be prepared, and shall deliver to each Participant, Former Participant and Beneficiary, a report disclosing the vesting status and fair market value of his Individual Account in the Trust Fund as of the applicable Allocation Date.

     The value of the Trust Fund shall be determined by the Trustee as of the close of business on any Valuation Date determined necessary by the Trustee, or as soon thereafter as practicable, and shall be the cash and the fair market value of Parent Company Stock and other assets held by the Trust Fund, with equitable adjustments for pending trades, less all charges, expenses, reserves and liabilities due which are determined to be properly chargeable to the other investments of the Trust Fund as of the Valuation Date. For purposes of determining the market value of securities held by the Trustee, such securities shall be valued as of the close of business on the Valuation Date or, if securities shall not have been traded and reported on a national securities exchange or in the over-the-counter market on such date, then at the last bid price as of the close of business on the Valuation Date.

     Notwithstanding any other provision of this Section 4.2, if the Trustee shall determine that the Trust Fund assets consist in whole or in part of property not traded freely on a recognized market, including but not limited to Parent Company Stock, or that information necessary to ascertain the fair market value thereof is not readily available to the Trustee, the Trustee shall request the Administrator to instruct the Trustee as to the value of such property for all purposes under the Plan, and the Administrator shall comply with such request. The Administrator may engage a competent appraiser to assist it in this process. The value placed upon such property by the Administrator in its instructions to the Trustee shall be conclusive and binding upon the Trustee subject to the fiduciary provisions of ERISA. If the Administrator shall fail or refuse to instruct the Trustee as to the value of such property within a reasonable time after receipt of the Trustee's request to do so, the Trustee may engage a competent appraiser to fix the fair market value of such property for all purposes hereunder. The determination of any duly retained appraiser as to the fair market value of such property shall be the value reported hereunder, and neither the Administrator nor the Trustee shall have any liability in connection therewith, subject to the fiduciary provisions of ERISA. The reasonable fees and expenses incurred for any such appraisal shall be deemed an expense of the Trustee and paid as provided in Section 15.8.

     If the Administrator in good faith determines that certain expenses of administration paid by the Trustee during the Year under consideration are not general, ordinary and usual and should not equitably be borne by all Participants, Former Participants and Beneficiaries, but should be borne only by one or more Participants, Former Participants or Beneficiaries, for whom or because of whom such specific expenses were incurred, the net earnings and adjustments in value of the Individual Accounts shall be increased by the amounts of such expenses, and the Administrator shall make suitable adjustments by debiting the particular Individual Account or Individual Accounts of such one or more Participants, Former Participants or Beneficiaries; provided, however, that any such adjustment must be nondiscriminatory and consistent with the provisions of Section 401(a) of the Code.

     The determination of the fair market value of the assets of the Trust Fund and the Administrator's charges or credits to the Individual Accounts with respect to Participants, Former Participants or Beneficiaries shall be final and conclusive on all persons ever interested hereunder, subject to Section 11.6 hereof.

     Sec. 4.3 Allocations to Individual Accounts. In order that each Participant's interest as provided in the Plan may be determined, the Individual Account of each Participant [or Former Participant, for purposes of Sections 4.3(c)(iii)] shall be adjusted as follows:

     (a) The Parent Company Stock Account of each Participant will be credited at least once each Year with his allocable share of (i) Parent Company Stock purchased and paid for by the Trust Fund from contributions or out of his Other Investments Account or contributed in kind by his Employer, (ii) forfeitures of Parent Company Stock which are attributable to his Employer and (iii) stock dividends of Parent Company Stock on Parent Company Stock held in his Parent Company Stock Account or acquired in exchange for other assets not yet allocated.

     (b) The Other Investments Account of each Participant will be credited with his remaining allocable share of contributions and forfeitures not represented by Parent Company Stock which are attributable to his Employer and with cash dividends on Parent Company Stock in his Parent Company Stock Account; it will also be credited (or debited) with his share of the net income (or loss) of the Trust Fund attributable to it. Each Participant's Other Investments Account may also be debited for any purchases of Parent Company Stock and his Parent Company Stock Account shall then be credited.

     (c)  The allocations will be made as follows:

          (i) Employer Contributions and Other Items. Employer contributions and Parent Company Stock attributable thereto will be allocated as of each Anniversary Date among the Individual Accounts of Participants who are Employees of each Employer at the end of the Year and, for any Year in which the Plan is not a Top Heavy Plan as defined in Section 19.3(f), who completed at least 1,000 Hours of Service during the Year, and to the Individual Accounts of Former Participants whose employment was terminated by reason of death, Disability or retirement under Article VII during the Year, in the ratio in which the Annual Compensation of each such Participant and Former Participant bears to the aggregate Annual Compensation of all such Participants and Former Participants.

          (ii) Forfeitures. Forfeitures during a Year attributable to the former Participants of each Employer, subject to Section 10.5, shall be allocated as of the Anniversary Date in such Year among the Individual Accounts of the remaining Participants and Former Participants employed by the same Employer in the same proportion that the Employer contributions are (or would be) allocated for such Year.

          (iii) Net Income (or Loss) of the Trust Fund. The net income (or loss) of the Trust Fund shall be determined as of each Anniversary Date, or more frequently if the Trustee or the Administrator so desires. Except as provided herein with respect to certain dividends and tax refunds, the net income (or loss) of the Trust Fund which is attributable to assets held in a Participant's and Former Participant's Other Investments Account shall be allocated to his Other Investments Account in the ratio which the balance of his Other Investments Account on the preceding Anniversary Date bears to the sum of such balances as of the preceding Anniversary Date for all Participants and Former Participants in the Plan on the subsequent Anniversary Date. Dividends (excluding dividends of Parent Company Stock) on Parent Company Stock and tax refunds with respect to Parent Company Stock shall be allocated to the Other Investments Account of each Participant or Former Participant in the ratio that the number of shares of Parent Company Stock held in that Participant's or Former Participant's Parent Company Stock Account bears to the total number of shares of Parent Company Stock held in the Parent
               Company Stock Accounts of all Participants and Former Participants. Likewise, dividends declared on any other security held by the Trust Fund shall be allocated to the Other Investments Account of each Participant or Former Participant in the ratio that the number of shares of that security to which the dividend relates held in that Participant's or Former Participant's Other Investments Account bears to the total number of shares of that security held in the Other Investments Accounts of all Participants and Former Participants. The net income (or loss) of the Trust Fund includes the increase (or decrease) in the fair market value of assets of the Trust Fund (other than Parent Company Stock), interest, dividends, tax refunds, other income and expenses since the preceding Anniversary Date.

     (d) Special Rate for Participants in Qualified Military Service. For purposes of this Section 4.3, while a Participant is in qualified military service (within the meaning of chapter 43 of title 38, United States Code), he shall be considered to be in the service of the

          Employer and to receive Annual Compensation during any such period of qualified military service in an amount equal to the Annual Compensation he would have received during such period if he were not in such service, determined based on the rate of pay he would have received from the Employer but for the absence during the period of such service; provided, however, if the Annual Compensation the Participant would have received during such period is not reasonably certain, the Participant's average Annual Compensation from the
          Employer during the 12-month period immediately preceding the qualified military service (or, if shorter, the period of employment immediately preceding the qualified military service) shall be used.

     (e) Equitable Allocation. The Administrator may establish accounting procedures for the purpose of making the allocations, valuations and adjustments to Individual Accounts of Participants and Former Participants provided for in this Article IV. Should the Administrator determine that the strict application of its accounting procedures will not result in an equitable and nondiscriminatory allocation among the Other Investments Accounts and Parent Company Stock Accounts of Participants and Former Participants, it may modify its procedures for the purpose of achieving an equitable and nondiscriminatory allocation in accordance with the general concepts of the Plan and the provisions of this Article IV; provided, however, that such adjustments to achieve equity shall not reduce the vested portion of a Participant or Former Participant and shall be consistent with the provisions of the Code.

     (f) Computations. All of the computations required to be made under the provisions of this Article IV shall be made in accordance with generally accepted accounting principles and such computations, when made, shall be conclusive with respect thereto and shall be binding upon all the Participants and Former Participants and all other persons ever having an interest in the Trust Fund, subject to the provisions of Section 8.1.

     (g) Dividends After Anniversary Date. If a Participant or Former Participant is to receive a distribution or withdrawal from the Plan based on the immediately preceding Anniversary Date and prior to the date of such distribution or withdrawal a dividend is declared on any security held by that Participant's or Former Participant's Individual

          Account, the amount of the distribution to such Participant or Former Participant shall be adjusted to reflect such dividend.

     Sec. 4.4 Included Individual Accounts. For the purposes of this Article IV, references to the Individual Accounts of Participants shall include the Individual Accounts of those who die, become disabled, retire, or whose employment terminates during the Year in question.

     Sec. 4.5 Time When Contributions are Allocated. If directed by the Administrator, an Employer contribution for a Year may be provisionally allocated as of any Allocation Date prior to the Anniversary Date, but such allocation shall be subject to adjustment as of the Anniversary Date.

                                    ARTICLE V

                            LIMITATION ON ALLOCATIONS
                            -------------------------

     Sec. 5.1 Limitation on Allocations. Notwithstanding any other provision of the Plan, the following provisions shall be applicable to the Plan:

     (a) If this Plan is the only plan maintained by the Employer which covers the class of Employees eligible to participate hereunder and the Participant does not participate in and has never participated in a Related Plan or a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in Section 415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Section 5.2(a), the Annual Additions which may be allocated under this Plan to a Participant's Individual Account for a Limitation Year shall not exceed the lesser of:

          (i)  the Maximum Permissible Amount; or

          (ii) any other limitation contained in this Plan.

     (b) If an Employer maintains, in addition to this Plan, (i) a Related Plan which covers the same class of Employees eligible to participate hereunder, (ii) a welfare benefit fund, as defined in Section 419(e) of the Code, or (iii) an individual medical account, as defined in
          Section 415(l)(2) of the Code, which provides an Annual Addition, the Annual Additions which may be allocated under this Plan to a Participant's Individual Account for a Limitation Year shall not exceed the lesser of:

          (i) the Maximum Permissible Amount, reduced by the sum of any Annual Additions allocated to the Participant's accounts for the same Limitation Year under this Plan and such other Related Plan and the welfare plans described in clauses (ii) and (iii) above; or

          (ii) any other limitation contained in this Plan.

     Sec. 5.2 Definitions. For purposes of this Article V, the following terms shall have the meanings set forth below:

     (a) "Annual Additions" means the sum of the following amounts allocated to a Participant's Individual Account for a Limitation Year:

          (i)  all Employer contributions;

          (ii) all forfeitures;

          (iii) all Employee contributions other than catch-up contributions made pursuant to Section 414(v) of the Code; and

          (iv) amounts allocated to an individual medical account, as defined in
               Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer and amounts derived from contributions which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer.

          For purposes of this Article V, Employee contributions shall be determined without regard to any (i) rollover contribution within the meaning of Section 402(c), 403(a)(4), 403(b)(8), 408(d)(3) and
          457(e)(16) of the Code, (ii) contribution by the Employee to a simplified employee pension, (iii) contribution by the Employee to an individual retirement account or individual retirement annuity, and
          (iv) direct transfers of Employee contributions from a plan described in Section 401(a) of the Code to the Plan.

          In addition, Annual Additions shall include "excess elective deferrals" within the meaning of Treas. Reg. ss.1.402(g)-1(e)(1)(iii) that are not distributed by the defined contribution plan to the participant before April 15 following the taxable year of deferral, "excess employee savings contributions" within the meaning of Treas. Reg. ss.1.401(k)-1(g)(7), and "excess matching contributions" within the meaning of Treas. Reg. ss.1.401(m)-1(f)(8).

     (b) "Excess Amount" means the excess of the Annual Additions allocated to a Participant's Individual Account for the Limitation Year over the Maximum Permissible Amount, less loading and other administrative charges allocable to such excess.

     (c) "Limitation Year" means a twelve-consecutive month period ending on the last day of the Year. All qualified plans maintained by the Employer must use the same Limitation Year unless different years are elected as allowed by procedures established by the Internal Revenue Service. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

     (d) "Maximum Permissible Amount" for a Limitation Year with respect to any Participant shall be the lesser of:

          (i) $45,000 [or, beginning April 1, 2008, and each April thereafter, such other dollar limitation determined for the Limitation Year by automatically adjusting the $45,000 limitation by the cost-of-living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code in such manner as the Secretary shall prescribe]; or

          (ii) 100% of the Participant's Annual Compensation for the Limitation Year.

          The compensation limit referred to in clause (ii) above shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or 419(f)(2) of the Code), which is otherwise treated as an Annual Addition.

     (e) "Employer" means for purposes of this Article V, any Employer and any Affiliated Company that adopts this Plan; provided, however, the determination under Sections 414(b) and (c) of the Code shall be made as if the phrase "more than 50 percent" were substituted for the phrase "at least 80 percent" each place it is incorporated into
          Section 414(b) and (c) of the Code.

     (f) "Annual Compensation" means, notwithstanding Section 1.6, for the purposes of this Article V, a Participant's earned income, wages, salaries, fees for professional service and other amounts received
          (without regard to whether an amount is paid in cash) for personal services actually rendered in the course of employment with an Employer maintaining the Plan to the extent that the amounts are includable in gross income [including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan, as described in Treas. Reg. ss.1.62-2(c)] and excluding the following:

          (i) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Employee for the taxable year in which contributed, or on behalf of an Employee to a simplified employee pension plan to the extent such contributions are deductible by the Employee, and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Employee when distributed;

          (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

          (iv) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract under Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Employee).

         Annual Compensation for any Limitation Year is the Annual Compensation actually paid or includible in gross income during such Limitation Year. Annual Compensation shall include amounts contributed by an Employer pursuant to a salary reduction agreement which are excludable from the Participant's gross income under Sections 125, 402(e)(3), 402(h)(1)(B), 408(p)(2)(A)(i), 457 or 403(b) of the Code, and elective amounts that are not includible in the gross income of the Participant by reason of Section 132(f)(4) of the Code.

     (g) "Related Plan" means any other defined contribution plan [as defined in Section 415(k) of the Code] maintained by any Employer as defined in Section 5.2(e).

     Sec.  5.3  Excess  Annual  Additions.  In the event  that,  notwithstanding
Section 5.4(a) hereof, the limitations with respect to Annual Additions prescribed hereunder are exceeded with respect to any Participant for the Limitation Year and such Excess Amount arises as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Annual Compensation [as defined in Section 5.2(f)] for the Year, a reasonable error in determining the amount of Employer contributions and forfeitures that may be allocated to the Participant's Individual Account under the limits of Section 415 of the Code, or as a result of other facts and circumstances as established by the Commissioner of the Internal Revenue Service, the Excess Amount shall not be deemed an Annual Addition in that Limitation Year, to the extent such Excess Amount is treated in accordance with any of the following:

     (a) the Excess Amount attributable to the portion of the Employer contribution made pursuant to Section 3.1 which has been allocated to a Participant under the Plan for a Year but which cannot be allocated to his Individual Account because of the limitation imposed by this Section, shall, subject to the limitations of Section 5.1(a), be allocated and reallocated in the current Limitation Year to Individual Accounts of the other Participants entitled to share in the Employer contributions and forfeitures for that Year in accordance with Section
          4.3. Any Excess Amount that cannot be allocated will be held unallocated in a suspense account. All amounts in the suspense account must be allocated and reallocated to the Participants' Individual Accounts, subject to the limitations of Section 5.1(a), in succeeding Limitation Years before any Employer contributions which constitute Annual Additions may be made to the Plan; and

     (b) in the event of termination of the Plan, the suspense account shall revert to the Employer to the extent it may not then be allocated to any Participant's Individual Account.

     Sec. 5.4 Special Rules.

     (a) Notwithstanding any other provision of this Article V, an Employer shall not contribute any amount that would cause an allocation to the suspense account as of the date the contribution is allocated. In the event the making of any Employer contribution, or other contribution, or any part thereof, would result in the limitations set forth in this
          Article V being exceeded, the Administrator shall cause such contributions not to be made. If the contribution is made prior to the date as of which it is to be allocated, then such contribution shall not exceed an amount that would cause an allocation to the suspense account if the date of the contribution were an Allocation Date. The Administrator shall cause the Recordkeeper to maintain records which reflect the contributions to be allocated to the Individual Account of each Participant in any Limitation Year. In the event that it is determined prior to or within any Limitation Year that the foregoing limitations would be exceeded if the full amount of contributions otherwise allocable would be allocated, the Annual Additions to the Plan for the remainder of the Limitation Year shall be adjusted by reducing any Employer contributions, but only to the extent necessary to satisfy the limitations.

     (b) If the Annual Additions with respect to the Participant under other Related Plans and welfare plans described in Section 5.1(b)(i) and
          (ii) are less than the Maximum Permissible Amount and the Employer contribution that otherwise would be contributed or allocated to the Participant's Individual Account under the Plan would cause the Annual Additions for the Limitation Year to exceed the limitation of Section 5.1(b), the amount contributed or allocated will be reduced so that the Annual Additions under all such plans for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under the Related Plans and welfare plans described in Section 5.1(b)(i) and (ii) in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Individual Account under the Plan for the Limitation Year unless the Annual Additions with respect to the Participant under the Related Plans are sufficiently reduced. If a Participant's Annual Additions under the Plan and all Related Plans result in an Excess Amount, such Excess Amount shall be deemed to consist of the amounts last allocated, except that Annual Additions attributable to a welfare plan described in Section 5.1(b)(i) and (ii) will be deemed to have been allocated first regardless of the actual allocation date.

     (c) If an Excess Amount was allocated to a Participant on an allocation date of a Related Plan, the Excess Amount attributed to the Plan will be the product of:

          (i) the total Excess Amount allocated as of such date [including any amount which would have been allocated but for the limitations of
               Section 5.1(b)],

         multiplied by:

          (ii) the ratio of:

               (A) the amount allocated to the Participant as of such date under the Plan,

         divided by:

               (B) the total amount allocated as of such date under the Plan and all Related Plans [determined without regard to Section 5.1(b)].

     (d) Prior to the determination of the Participant's actual Annual Compensation for a Limitation Year, the Maximum Permissible Amount may be determined on the basis of the Participant's estimated Annual Compensation for such Limitation Year. Such estimated Annual Compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any Employer contributions (including allocation of forfeitures) based on estimated Annual Compensation shall be reduced by any Excess Amounts carried over from prior Years.

     (e) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Annual Compensation for such Limitation Year.

                                   ARTICLE VI

                               INDIVIDUAL ACCOUNTS
                               -------------------

     Sec. 6.1 Participant Interest in Individual Accounts. Each Participant and Former Participant shall have such right, title or interest in the balance of his Individual Account as hereinafter provided. In no event shall his nonforfeitable interest exceed the amount to the credit of his Individual Account as the same may be adjusted from time to time.

     Sec. 6.2 Periodic Statements to Participant. At least annually, the Administrator shall advise each Participant, Former Participant and Beneficiary for whom an Individual Account is held hereunder of the then fair market value of such Individual Account.

                                   ARTICLE VII

                                   RETIREMENT
                                   ----------

     Sec. 7.1 Normal Retirement. A Participant may retire from the employ of his Employer and all Affiliated Companies on or after his Normal Retirement Date. A Participant's Individual Account shall become nonforfeitable on his Normal Retirement Date.

     Sec. 7.2 Early Retirement. A Participant may retire from the employ of his Employer and all Affiliated Companies on or after his Early Retirement Date.

     Sec. 7.3 Other Retirement. A Participant's retirement will commence on the Anniversary Date coinciding with or next following the date the Participant's employment with his Employer and all Affiliated Companies terminates if he retires under the provisions of any other qualified retirement plan of his Employer.

     Sec. 7.4 Benefits on Retirement. Upon the retirement of a Participant from the employment of his Employer and all Affiliated Companies on or after his Normal Retirement Date or his Early Retirement Date, his entire Individual Account shall be held for his benefit. Said Participant shall receive payment from his Individual Account in a single lump sum in accordance with Article XI hereof as soon as administratively practicable after his Individual Account has been credited and adjusted (as provided in Article IV) as of the Anniversary Date concurrent with or next following his retirement. For Participants in the Plan as of March 31, 1994, the Administrator shall direct the Trustee to begin distribution prior to the time set forth in the preceding sentence if the Participant directs the Administrator in writing.

     Sec. 7.5 Commencement of Benefits. Notwithstanding any other provision of the Plan to the contrary, a Participant or Former Participant shall begin receiving distributions from the Plan, as provided in Article XI, by his Required Beginning Date as defined in Section 11.4(d)(iii).

     Sec. 7.6 Final Contribution After Distribution of Benefits. If a Participant who has already received a distribution of his Individual Account under this Article is entitled to an allocation of an Employer contribution under Section 4.3 for the Year in which such distribution was made, such contribution shall be paid to the Participant as soon as administratively practicable following the completion of the allocations under Article IV for such Year.

                                  ARTICLE VIII

                                      DEATH
                                      -----

     Sec. 8.1 Benefits on Death. Upon the death of a Participant who is employed by an Employer or an Affiliated Company, his entire Individual Account shall be held for the benefit of his Beneficiary. Upon the death of a Participant whose employment with his Employer and all Affiliated Companies has terminated, his nonforfeitable interest (determined under Section 10.2) in his Individual Account which has not been distributed at the time of his death under Articles VII-X shall be held for the benefit of his Beneficiary. His Beneficiary shall receive payment from his Individual Account in a single lump sum in accordance with Article XI hereof as soon as administratively practicable after the allocations have been completed and his Individual Account has been credited and adjusted (as provided in Article IV) as of the Anniversary Date concurrent with or next following the date on which the Participant's death occurs. The Administrator shall direct the Trustee to begin distribution prior to the time set forth in the preceding sentence if the Beneficiary directs the Administrator in writing.

     Sec. 8.2 Final Contribution After Payment of Benefits. If the Individual Account of a deceased Participant whose Beneficiary has already received a distribution of the Participant's Individual Account under this Article is entitled to an allocation of an Employer contribution under Section 4.3 for the

Year in which such distribution was made, such contribution shall be paid to the Beneficiary as soon as administratively practicable following the completion of the allocations under Article IV for such Year.

                                   ARTICLE IX

                                   DISABILITY
                                   ----------

     Sec. 9.1 Benefits on Disability. In the event of termination of a Participant's employment with his Employer and all Affiliated Companies due to Disability, his entire Individual Account shall be held for his benefit. If the balance of the Participant's Individual Account exceeds $5,000, the Participant shall receive payment from his Individual Account in a single lump sum in accordance with Article XI hereof as soon as administratively practicable after the allocations have been completed and his Individual Account has been credited and adjusted (as provided in Article IV) as of the Anniversary Date concurrent with or next following the date his Normal Retirement Date or earlier death occurs. The Administrator shall direct the Trustee to begin distribution prior to the time set forth in the preceding sentence if the Participant directs the Administrator in writing. If the balance of the Participant's Individual Account does not exceed $5,000, the Participant's entire Individual Account shall be distributed to him in a single lump sum as soon as administratively practicable after the allocations have been completed and his Individual Account has been credited and adjusted (as provided in Article IV) as of the Anniversary Date of the Year in which the date of his Disability occurs. The Administrator shall direct the Trustee to begin distribution prior to the time set forth in the preceding sentence if the Participant directs the Administrator in writing. Effective with respect to any distribution by reason of a Participant's Disability on or after March 28, 2005, the dollar amount in this Section 9.1 shall automatically be reduced to $1,000.

     Sec. 9.2 Final Contribution After Payment of Benefits. If a Participant who has already received a distribution of his Individual Account under this Article is entitled to an allocation of an Employer contribution under Section 4.3 for the Year in which the distribution was made, such contribution shall be paid to the Participant as soon as administratively practicable following the completion of the allocations under Article IV for such Year.

                                    ARTICLE X

                              TERMINATION BENEFITS
                              --------------------

     Sec. 10.1 Termination of Employment Other than by Reason of Death, Disability or Retirement. If the employment of a Participant with his Employer and all Affiliated Companies terminates for any reason other than retirement (whether normal or early), death or Disability, such Participant shall be entitled to such benefits as are hereinafter provided in Section 10.2 at the time specified in Section 10.3.

     Sec. 10.2 Vested Interest.  A Participant to whom the provisions of Section
10.2 are applicable shall be entitled (as a vested interest) to receive a percentage of the then balance to his credit in his Individual Account determined in accordance with the following schedule:

       Years of Service (Vesting)               Vested Interest
       --------------------------               ---------------
            Less than 5                                 0%
            5 or more                                 100%

     Notwithstanding the preceding provisions of this Section 10.2, any such Participant who (i) has credit for less than five Years of Service (Vesting) before April 1, 2007 and (ii) receives credit for an Hour of Service after March 31, 2007 shall be entitled (as a vested interest) to receive a percentage of the then balance to his credit in his Individual Account determined in accordance with the following schedule:

       Years of Service (Vesting)               Vested Interest
       --------------------------               ---------------
            Less than 3                                 0%
            3 or more                                 100%

     Sec. 10.3 Time of Distribution. If the employment of a Participant with his Employer and all Affiliated Companies terminates for any reason other than retirement (whether normal or early), death or Disability, and the value of the vested portion of his Individual Account exceeds $5,000, then the Administrator shall direct the Trustee, with such Participant's written consent, to distribute to such Participant the portion of his Individual Account to which he is entitled under Section 10.2 in a single lump sum in accordance with Article XI hereof as soon as administratively practicable after his Individual Account has been credited and adjusted (as provided in Article IV) as of the earlier of (i) the Anniversary Date immediately following the date the Participant incurs a One-Year Break in Service following his termination of employment, provided the written consent of the Participant to such distribution is received by the Administrator not later than 60 days after such Anniversary Date, or (ii) the Anniversary Date following the date on which his Normal Retirement Date or earlier death occurs, but not later than the time specified in Section 11.4. If the Participant does not elect to receive the distribution when he is first eligible under the preceding sentence, he may elect to receive the distribution of his Individual Account in a single lump sum as soon as administratively practicable after his Individual Account has been credited and adjusted (as provided in Article IV) as of any subsequent Anniversary Date if he has provided written consent to such distribution to the Administrator not later than 60 days after such Anniversary Date. If, however, the vested balance of the terminated Participant's Individual Account does not exceed $5,000, the vested balance of the Participant's Individual Account shall be distributed to him in a single lump sum as soon as administratively practicable after the allocations have been completed and his Individual Account has been credited and adjusted (as provided in Article IV) as of the Anniversary Date of the Year in which the Participant incurs a One-Year Break in Service. Effective with respect to any distribution by reason of a Participant's termination of employment on or after March 28, 2005, the dollar amount in this Section 10.3 shall automatically be reduced to $1,000.

     The balance to the credit of a terminated Participant in his Individual Account which is not vested under the schedule in Section 10.2, if not previously forfeited, shall be forfeited as of the earlier of (i) the date his entire vested Individual Account balance has been distributed under Article XI or (ii) the last day of the Year in which such Participant incurs a Five-Year Break in Service. If the Participant is not entitled to any portion of his Individual Account under Section 10.2, he shall be deemed to have received a distribution and shall forfeit the balance of his Individual Account on the date of his incurring a One-Year Break in Service. The forfeited amount under this
Section  10.3 shall remain in the Trust Fund and shall be applied as provided in
Section 10.5. If a Former Participant is reemployed by an Affiliated Company without incurring a Five-Year Break in Service, the portion of his Individual

Account which was forfeited hereunder shall be restored to his Individual Account in full. If currently unallocated forfeitures are not adequate to effect the restoration, the Company or any Employer shall make such additional contribution to the Plan as is necessary to restore the forfeited portion of his Individual Account.

     Sec. 10.4 Forfeiture and Return to Employment Prior to Complete Distribution. After a Five-Year Break in Service, a Participant to whom this
Article X is applicable, other than a Participant described in Section 10.3, shall forfeit that portion of the amount of his Individual Account to which he is not entitled under Section 10.2 and the amount thus forfeited shall remain in the Trust Fund and shall be applied as provided in Section 10.5. The amount forfeited by a Participant hereunder shall be charged to his Individual Account on the Anniversary Date as of which he shall incur a Five-Year Break in Service. If the Participant returns to the employment of the Employer after a Five-Year Break in Service, but before the full payment of his Individual Account, allocations of Employer contributions under Section 4.3 after such Five-Year Break in Service shall be allocated to a Parent Company Stock Account and Other Investments Account established on behalf of such Participant which is separate from the Parent Company Stock and Other Investments Account of such Participant to which is allocated his account balance attributable to service prior to the Five-Year Break in Service.

     Sec. 10.5 Application of Forfeitures. The forfeitures occurring as provided in Articles X and XI shall first be used to restore the account of a Former Participant who has been located during that Year as provided in Section 11.9. If additional forfeitures remain after full restorations under Section 11.9, then remaining forfeitures shall be used to restore accounts of Former Participants who are entitled to restorations for that Year under Section 10.3. If additional forfeitures remain for a Year after application of the two preceding sentences, the remaining forfeitures may be used to (i) make corrective allocations and reduce corrective contributions on behalf of any Participant or Former Participant for that Year, if any, pursuant to Section
15.11 and (ii) pay expenses of the Plan as provided in Section 15.8. If additional forfeitures remain thereafter, the forfeitures shall be allocated as provided in Section 4.3(c)(ii) among the appropriate Parent Company Stock

Accounts and Other Investments Accounts on the Anniversary Date of the Year in which the forfeiture occurs.

                                   ARTICLE XI

                          DISTRIBUTIONS AND WITHDRAWALS
                          -----------------------------

     Sec. 11.1 Form of Payment. Except as provided in Section 11.4(c)(ii), whenever a Participant, Former Participant or Beneficiary is entitled to or required to receive benefits hereunder as provided in Articles VII to X, inclusive, the Administrator shall direct the Trustee to pay such benefits in a lump sum, provided that a life annuity may not be a part of a lump sum distribution. Distribution of the amounts from a Participant's Individual Account will be made entirely in whole shares of Parent Company Stock and the value of any fractional share will be paid in cash. The distribution which a Participant is entitled to receive from his Parent Company Stock Account shall be equal to the number of shares of Parent Company Stock credited to his Parent Company Stock Account as of the immediately preceding Allocation Date plus any stock dividends to which he is entitled under Section 4.3(g). Any balance of his Other Investments Account as of the immediately preceding Allocation Date, plus cash or in-kind dividends to which the Participant is entitled under Section 4.3(g) shall be used to purchase for distribution to him the maximum number of whole shares of Parent Company Stock at the fair market value per share as of the date of purchase, and any unexpended balance will be distributed to him in cash.

     Sec. 11.2 Consent to Distribution. If the vested balance of the Participant's or Former Participant's Individual Account exceeds $5,000 and any part of the Individual Account could be distributed to the Participant or Former Participant before the Participant or Former Participant attains (or would have attained if not deceased) his Normal Retirement Date, the Participant or Former Participant must consent in writing to any distribution of such Individual Account. The consent of the Participant or Former Participant must be obtained within the 90-day period prior to the date benefit payments are to commence. The Administrator shall notify the Participant or Former Participant of (i) the right to defer any distribution until his Required Beginning Date, and (ii) effective for any such Notice provided after March 31, 2007, the consequences of failing to defer such receipt. Such Notice shall be provided no less than 30 days and no more than 180 days before benefit payment is to commence and shall include a general description of the material features, and an explanation of the relative values of, the form of benefit available under Section 11.1 in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code and a description of his direct rollover rights under Section 11.11. Prior to April 1, 2007, the 180-day limitation specified in the preceding sentence is 90 days. If the vested balance of the Participant's Individual Account does not exceed $5,000, the Participant, Former Participant, or Beneficiary does not have a right to delay the distribution, but shall be provided with a notice of his direct rollover rights under Section 11.11. Such distribution may commence less than 30 days after the Notice required under Treas. Reg. ss.1.411(a)-11(c) is given, provided that (i) the Administrator clearly informs the Participant or Former Participant that the Participant or Former Participant has a right to a period of at least 30 days after receiving the Notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option) and (ii) the Participant or Former Participant, after receiving the Notice, affirmatively elects a distribution in writing to the Administrator. The consent of the Participant or Former Participant is not required to the extent that a distribution is required to satisfy either Section 401(a)(9) or Section 415 of the Code. Effective for distributions on or after March 28, 2005, the dollar amount in this Section 11.2 shall automatically be reduced to $1,000.

     Sec. 11.3 Minority or Disability of Distributee. During the minority or disability of a person entitled to receive benefits hereunder, the Administrator may, in its sole discretion, direct payment by the Trustee of all or any portion of such benefits due such person directly to him or to his spouse or a relative or to any individual or institution having custody of such person. Neither an Employer, the Committee, the Administrator, the Named Fiduciary nor the Trustee shall be required to see to the application of any payments so made and the receipt of the payee (including the endorsement of a check or checks) shall be conclusive as to all interested parties. Any payment made pursuant to the power herein conferred on the Administrator shall operate as a complete discharge of all obligations of the Administrator and the Trustee, to the extent of the distributions so made.

     Sec. 11.4 Additional Requirements Relating to Benefit Payments and Death Distributions. Notwithstanding any other provisions of the Plan, the following provisions shall be applicable to the Plan for calendar years beginning with the 2003 calendar year:

     (a) General Distribution Deadline. Distribution of benefits shall be made, unless the Participant otherwise elects, not later than the 60th day after the last day of the Year in which the latest of the following events occurs:

          (i) the Participant reaches the earlier of age 65 or his Normal Retirement Date;

          (ii) the tenth anniversary of the date on which the Participant commenced participation in the Plan occurs, but not later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 if such Participant is a Five-Percent Owner; or

          (iii) the date the Participant's employment with his Employer and all Affiliated Companies terminates, but in no event later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 if such Participant is a Five-Percent Owner.

          If a Participant is entitled to receive a distribution of all or a portion of his Individual Account pursuant to Article VII, VIII, IX or X, he may elect to defer the date of distribution of that amount, but not beyond his Required Beginning Date. If the Participant fails to consent to a distribution at a time when any part of the balance of the Individual Account could be distributed prior to the Participant's Normal Retirement Date, such failure shall be deemed to be an election to defer the date of distribution of any benefit under this Section 11.4(a); provided that in no event shall he receive distribution of the vested portion of his Individual Account later than his Required Beginning Date.

     (b) Required Compliance with Code and Treasury Regulations. All distributions required under this Article XI shall be determined and made in accordance with Section 401(a)(9) of the Code and the Treasury regulations thereunder.

     (c)  Time and Manner of Distribution.

          (i) Required Beginning Date and Election to Defer Distribution Date. The Participant's entire Individual Account shall be distributed to the Participant no later than the Participant's Required Beginning Date. An election of a Participant to defer the distribution date shall be made by submitting to the Administrator a written statement signed by the Participant describing the benefits and the date on which the Participant requests that the distribution of his benefits be made; provided, however, a Participant may not elect to defer receipt of benefits beyond his Required Beginning Date.

          (ii) Death of Participant Before Distribution to Him. If the Participant dies before distribution to him of his entire Individual Account under Section 11.1, the Participant's entire Individual Account shall be distributed no later than as follows:

               (A) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, then, except as elected by the surviving spouse as provided below, distribution to the surviving spouse shall be made by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

               (B) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, then, except as provided below, distribution to the Designated Beneficiary shall be made by December 31 of the calendar year immediately following the calendar year in which the Participant died.

               (C) If there is no Designated Beneficiary of the Participant as of September 30 of the year following the year of the Participant's death, the Participant's entire Individual

                    Account shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

               (D) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distribution to the surviving spouse has been made, this Section 11.4(c)(ii), other than Section 11.4(c)(ii)(A), shall apply as if the surviving spouse were the Participant.

          If the Participant dies before distribution to him of his entire Individual Account and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to be made by the date specified above in this Section 11.4(c)(ii), but the Participant's entire Individual Account shall be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's Designated Beneficiary, the surviving spouse may elect to apply the distribution requirement of Section 11.4(c)(ii) without regard to the prior sentence. If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distribution to either the Participant or the surviving spouse has been made, this election shall apply as if the surviving spouse were the Participant. For purposes of this Section 11.4(c)(ii), unless
          Section 11.4(c)(ii)(D) applies, distributions are considered to be made on the Participant's Required Beginning Date. If Section 11.4(c)(ii)(D) applies, distributions are considered to be made on the date distributions are required to be made to the surviving spouse under Section 11.4(c)(ii)(A).

     (d) Definitions. For purposes of this Section 11.4, the following terms shall have the meanings set forth below:

          (i) "Designated Beneficiary" means the individual who is designated as the Beneficiary under Section 1.7 and is the designated beneficiary under Section 401(a)(9) of the Code and Treas. Reg. ss.1.401(a)(9)-4, Q&A-1.

          (ii) "Five-Percent  Owner" means a Participant  who is a  five-percent owner of the Company within the meaning of Section 416(i)(1)(B)(i) of the Code (determined in accordance with Section 416 of the Code but without regard to whether the Plan is top heavy) at any time during the Year ending with or within the calendar year in which such owner attains age 70 1/2.

          (iii) "Required Beginning Date" of a Participant means the date determined as follows:

               (A) if the Participant is not a Five-Percent Owner and has not attained age 70 1/2 prior to April 1, 2002, his Required Beginning Date is the April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70 1/2 or (2) the calendar year in which the Participant retires; or

               (B) if the Participant is a Five Percent-Owner, or if the Participant has attained age 70 1/2 prior to April 1, 2002, his Required Beginning Date is the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 even if he has not retired.

     Sec. 11.5 Withdrawals. Except as provided in this Section, no amounts may be withdrawn by a Participant from his Individual Account until the
Participant's employment with his Employer and all Affiliated Companies has terminated. In the event of financial hardship, a Participant or Former Participant may, with the consent of the Administrator, withdraw such portion of his Individual Account as the Administrator may approve; provided, however, that no amount in excess of the vested portion of his Individual Account may be withdrawn from such Individual Account. A request for withdrawal under this
Section 11.5 shall be made in writing to the Administrator, and shall set forth the particular circumstances constituting the financial hardship and the amount requested to be withdrawn. The term "financial hardship" shall mean acute financial necessity resulting from illness or death of members of the family, education of children and casualty losses not covered by insurance. The determination by the Administrator as to the existence of financial hardship and the amount permitted to be withdrawn shall be conclusive but shall be made on a consistent and nondiscriminatory basis. All amounts not actually withdrawn shall remain credited to the Individual Account of the Participant or Former Participant. For the purposes of allocating appreciation, depreciation, income, expense, gain and loss of the Trust Fund, any withdrawals shall be subtracted from the Individual Account balance as of the beginning of the Year in which the withdrawal is made.

     Sec. 11.6 Claims Procedure. The Administrator shall process all benefit claims of Participants, Former Participants and Beneficiaries pursuant to the claims procedure specified in the summary plan description for the Plan and shall act in a manner which is consistent with regulations published from time to time by the Department of Labor.

     Sec. 11.7 Administrator's Duty to Trustee. The Administrator will notify the Trustee at the appropriate time of all facts which may be necessary hereunder for the proper allocation of increases, decreases, expenses, and contributions for Participants, the proper payment or distribution of benefits, or the proper performance of any other act required of the Trustee hereunder. The Administrator will notify the Trustee of such facts as are needed by the Trustee to perform its functions under the Plan and the Trust Agreement. The Administrator will secure appropriate elections, directions, and designations for Participants, Former Participants and Beneficiaries provided for in the Plan.

     Sec. 11.8 Duty to Keep Administrator Informed of Distributee's Current Address. Each Participant, Former Participant and Beneficiary must file with the Administrator from time to time in writing his mailing address and each change of mailing address. Any communication, statement or Notice addressed to a Participant, Former Participant or Beneficiary at his last mailing address filed with the Administrator or if no address is filed with the Administrator then at his last mailing address as shown on an Employer's records, will be binding on the Participant or Former Participant, and his Beneficiaries, for all purposes of the Plan. Neither the Administrator nor the Trustee shall be required to search for or locate a Participant, Former Participant or Beneficiary.

     Sec. 11.9 Failure to Claim Benefits. If the Administrator notifies the Participant, Former Participant or Beneficiary by registered or certified mail at his last known address that he is entitled to a distribution and also notifies him of the provisions of this Section 11.9, and the Participant, Former Participant or Beneficiary fails to claim his benefits under the Plan or make his current address known to the Administrator within a reasonable period of time after such notification, the Administrator shall use reasonable efforts to locate the Participant, Former Participant or Beneficiary. If those reasonable efforts are unsuccessful, the Administrator shall direct that all unpaid amounts which would have been payable to such Participant, Former Participant or Beneficiary will be forfeited and applied as provided in Section 10.5. In the event that the Participant, Former Participant or Beneficiary is subsequently located, the Participant's Parent Company Stock Account will be restored and credited with the number of whole shares of Parent Company Stock and cash for any fractional share that have an aggregate fair market value equal to the aggregate value of his Individual Account as of the date his Individual Account was forfeited. The shares of Parent Company Stock and cash credited to his Parent Company Stock Account shall be distributed to the Participant, Former Participant or Beneficiary, and the Employer shall contribute an amount to the Plan which is equal to the amount distributed under the terms of this Section
11.9 to the extent that such amount cannot be reinstated through forfeitures occurring during the Year of payment. Notwithstanding the preceding sentences, if the Administrator is trying to locate a Participant, Former Participant or Beneficiary in connection with a minimum required distribution under Section 11.4, and the Administrator determines that such Participant, Former Participant or Beneficiary cannot be located, the Administrator shall establish an escrow account outside of the Plan in the name of that Participant, Former Participant or Beneficiary and direct the Trustee to distribute such amount to that account.

     Sec. 11.10 Distribution Pursuant to Qualified Domestic Relations Orders. The Administrator shall establish policies and procedures for reviewing domestic relations orders relating to a Participant's or Former Participant's interest in the Plan. The Administrator or its delegate shall determine whether any such domestic relations order is a Qualified Domestic Relations Order. Notwithstanding any other provision of the Plan to the contrary, if the provisions of a Qualified Domestic Relations Order provide that distributions shall be made to an Alternate Payee prior to the time that the Participant with respect to whom the Alternate Payee's benefits are derived is entitled to a distribution under the Plan, the Administrator shall direct the Trustee to commence payments to the Alternate Payee as soon as administratively practicable following the later of (i) the date the Participant attains (or would have attained) the Earliest Retirement Age (as defined below) or (ii) the receipt of such Qualified Domestic Relations Order by the Administrator. Until such time as payment is made to an Alternate Payee pursuant to this Section 11.10, the Administrator shall direct the Recordkeeper to identify the Alternate Payee's interest in the Trust Fund and the Alternate Payee shall have no rights under the Plan other than the rights of a Beneficiary and the right, if the Participant or Former Participant is a Qualified Participant, of a Qualified Participant pursuant to the provisions of Section 18.2. A distribution to an Alternate Payee who is the former spouse of the Participant or Former Participant shall be subject to the provisions of Section 11.11. For purposes of this Section 11.10, Earliest Retirement Age shall mean the earlier of (i) the date on which the Participant is entitled to a distribution under the Plan, or
(ii) the later of (A) the date the Participant attains age 50, or (B) the earliest date on which the Participant could begin receiving benefits under the Plan if his employment with his Employer and all Affiliated Companies had terminated.

     Sec. 11.11 Tax Withholding and Participant's Direct Rollover. Unless provided otherwise in regulations promulgated by Secretary of the Treasury, to the extent required under Section 3405 of the Code, if a Participant, Former Participant or Beneficiary receives a distribution or withdrawal from the Plan consisting of cash or assets other than Parent Company Stock with a combined value (excluding the value of Parent Company Stock) in excess of $200 (the "Non-Parent Company Stock Distribution"), the Trustee shall withhold the lesser of (i) 100% of the Non-Parent Company Stock Distribution made to that Participant, Former Participant or Beneficiary or (ii) 20% of the value of the taxable portion of the entire distribution or withdrawal made to a Participant, Former Participant or Beneficiary which constitutes an Eligible Rollover Distribution (as defined below). Any amount withheld shall be deposited by the

Trustee with the Internal Revenue Service for the purpose of paying the distributee's federal income tax liability associated with the distribution or withdrawal. Notwithstanding the foregoing provisions, each Direct Rollover Distributee (as defined below) shall be provided with a Notice described in
Section 11.2 and given the right to elect [pursuant to Section 401(a)(31) of the Code and the applicable Treasury regulations promulgated thereunder] during the period prescribed in Section 11.2 to rollover all or any portion of the taxable amount of such person's distribution or withdrawal (subject to limitations and restrictions, if any, adopted by the Administrator in accordance with applicable Treasury regulations) directly to an Eligible Retirement Plan (as defined below) and, to the extent a direct rollover is elected by any Direct Rollover Distributee, the withholding requirements of this Section 11.11 shall not apply. If permitted by the Code or applicable Treasury regulations, a direct rollover as described in the preceding sentence may be accomplished by delivering a check from the Plan to the Direct Rollover Distributee payable to the trustee or custodian of the Eligible Retirement Plan. Each such direct rollover election shall be in writing on a form prescribed by the Administrator for such purpose and given to the Direct Rollover Distributee within a reasonable period of time prior to the distribution or withdrawal.

     For purposes of this Section 11.11, the following terms shall have the following meanings:

     (a) "Direct Rollover Distributee" shall mean a Participant, a Former Participant, a spouse of a Participant or a Former Participant, and a Participant's or Former Participant's former spouse who is the Alternate Payee under a Qualified Domestic Relations Order. Effective April 1, 2007, a Direct Rollover Distributee shall also include a Participant's or Former Participant's non-spouse designated Beneficiary who receives an otherwise qualifying distribution after March 31, 2007 from a Participant's or Former Participant's Individual Account, provided such distribution is directly rolled over to an individual retirement account described in Section 408(a) of the Code which is established as an inherited IRA in accordance with guidance issued by the Department of Treasury or the Internal Revenue Service.

     (b) "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), an annuity plan described in Section 403(a) of the Code, an annuity contract described in Section 403(b) of the Code, a qualified trust described in Sections 401(a) and 501(a) of the Code, and an eligible plan under Section 457(b) of the Code which is maintained by a state, a political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, that will accept an Eligible Rollover Distribution, and, in the case of an eligible plan under Section 457(b) of the Code, that agrees to separately account for amounts transferred into such plan from the Plan.

     (c) "Eligible Rollover Distribution" shall mean any distribution of all or a portion of a Participant's or Former Participant's Individual Account to a Direct Rollover Distributee; provided, however, an Eligible Rollover Distribution shall not mean any distribution of all or a portion of a Participant's or Former Participant's Individual Account (i) that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Direct Rollover Distributee or the joint lives (or joint life expectancies) of the Direct Rollover Distributee and his designated Beneficiary, (ii) that is paid for a specified period of ten years or more, (iii) that is a part of a series of distributions during a calendar year to the extent that such distributions are expected to total less than $200 or a total lump sum distribution which is less than $200, as described in Q&A-11 of Treas. Reg. ss.1.401(a)(31)-1, (iv) to the extent such distribution is required by under Section 401(a)(9) of the Code as provided in Section 11.4, or (v) to the extent such distribution is not includable in gross income (determined without regard to the exclusion for net annualized appreciation with respect to employer securities).

                                   ARTICLE XII

                                     NOTICES
                                     -------

     Sec. 12.1 Notice. As soon as practicable after a Participant, Former Participant or Beneficiary makes a request for payment, the Administrator shall notify the Trustee of the following information and give such directions as are necessary or advisable under the circumstances:

     (a)  name  and  address  of  the   Participant,   Former   Participant   or
          Beneficiary,

     (b)  amount to be distributed, and

     (c) any other information required by the Trustee for federal or state income tax withholding and reporting purposes.

In addition to the information described above, for distributions and withdrawals the Administrator shall notify the Recordkeeper and/or the Trustee, if applicable, as to the identity, address and other pertinent information of Eligible Retirement Plans as described in Section 11.11 to which the Direct Rollover Distributee (as defined in Section 11.11)has elected to rollover directly such distribution or withdrawal pursuant to Section 11.11.

     Sec. 12.2 Modification of Notice. At any time and from time to time after giving the Notice as provided for in Section 12.1, the Administrator may modify such original Notice or any subsequent Notice by means of a further Notice or notices to the Trustee but any action taken or payments made by the Trustee pursuant to a prior Notice shall not be affected by a subsequent Notice.

     Sec. 12.3 Reliance on Notice. Upon receipt of any Notice as provided in this Article XII, the Recordkeeper and/or the Trustee, as applicable, shall promptly take whatever action and make whatever payments are called for therein, it being intended that the Recordkeeper and/or the Trustee, as applicable, may rely on the information and directions in such Notice absolutely and without question. However, the Recordkeeper and/or the Trustee, as applicable, may call to the attention of the Administrator any error or oversight which the Trustee believes to exist in any Notice.

                                  ARTICLE XIII

                        AMENDMENT OR TERMINATION OF PLAN
                        --------------------------------

     Sec. 13.1 Amendment or Termination by Company. At any time the Company acting through its governing body may amend or modify the Plan in whole or in part, retroactively or otherwise, or may terminate or partially terminate the Plan, or discontinue or modify Employer contributions to the Plan, subject, however, to the other provisions of this Article XIII. Such termination may be made without consent being obtained from the Trustee, the Recordkeeper, any
Employer or Affiliated Company, the Administrator, the Committee, the Participants or their Beneficiaries, the Employees or any other interested person. Also the Plan shall be considered terminated if the Company ceases business operations or if there is a complete discontinuance of Employer contributions to the Plan.

     Sec. 13.2 Effect of Amendment. No amendment or modification hereof by the Company, unless made to secure the approval of the Commissioner of Internal Revenue or other governmental bureau or agency, shall:

     (a) operate retroactively to reduce or divest the then vested interest in any Individual Account or to reduce or divest any benefit then payable hereunder; or

     (b) change the duties or responsibilities of the Trustee without the written consent or approval of the Trustee.

Each such amendment shall be in writing signed by duly authorized officers of the Company with such consents or approval, if any, as provided above and shall become effective as designated in such amendment.

     Sec. 13.3 Distribution on Termination or Discontinuance of Contributions. Upon termination of the Plan or complete discontinuance of contributions to the Plan, any amount of the Trust Fund previously unallocated, including any amounts in a suspense account established under Article V, shall be allocated (unless such allocation would violate Article V), and the Individual Accounts of all Participants, Former Participants, and Beneficiaries shall thereupon be and become fully vested and nonforfeitable to the extent then funded. The Trustee shall deduct from the Trust Fund all unpaid charges and expenses including those relating to said termination, except as the same may be paid by an Employer. The

Trustee shall then adjust the balance of all Individual Accounts on the basis of the net value of the Trust Fund. Subject to the limitations on distributions provided in this Section 13.3, the Administrator shall direct the Trustee to distribute the amount to the credit of each Participant, Former Participant and Beneficiary when all appropriate administrative procedures have been completed. If any amount in a suspense account shall not be allocable because of the provisions of Article V, such amount shall be returned to the Employer. Upon any complete discontinuance of contributions by an Employer, the assets of the Trust Fund shall be held and administered by the Trustee for the benefit of the Participants employed by such Employer discontinuing contributions in the same manner and with the same powers, rights, duties and privileges herein described until the Trust Fund with respect to such Employer has been fully distributed. Upon the partial termination of the Plan, the Individual Accounts of affected Participants, Former Participants and Beneficiaries shall thereupon be and become fully vested and nonforfeitable to the extent then funded and shall be distributed to such Participants, Former Participants and Beneficiaries by the Trustee when all appropriate administrative procedures have been completed. The Administrator shall direct the Trustee to distribute each Participant's entire Individual Account in a single lump sum distribution to him in accordance with and subject to the consent requirements of Article XI, or to an Eligible Retirement Plan as defined in Section 11.11 pursuant to the Participant's direct rollover election described in Section 11.11, as soon as administratively practicable after the later of (i) the termination date of the Plan or (ii) the receipt following application of a favorable determination letter from the Internal Revenue Service with respect to the termination of the Plan.

     Sec. 13.4  Reversion of  Contributions  to Employer.  Except as provided in
Section 3.3 and Section 13.3, under no circumstances or conditions shall the Trust Fund or any portion thereof revert to any Employer or be used for or diverted to the benefit of anyone other than Participants, Former Participants and Beneficiaries, it being understood that the Trust Fund shall be for the exclusive benefit of Participants, Former Participants and Beneficiaries.

     Sec. 13.5 Amendment of Vesting Schedule. At any time that the vesting schedule of the Plan is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable interest in his Individual Account, each Participant who has completed at least three Years, whether or not consecutive, during each of which he has completed not fewer than 1,000 Hours of Service, may elect to have his vested interest in his Individual Account determined under the vesting schedule in effect prior to such amendment. An election made under the preceding sentence may be made at any time within 60 days after the later of the date:

     (a)  the amendment is adopted;

     (b)  the amendment becomes effective; or

     (c) the Participant is issued written notice of the amendment by the Administrator.

An election under this Section shall be made in a written instrument delivered to the Administrator and once made, shall be irrevocable. For the purposes of this Section, a Participant shall be considered to have completed the three Years described in this Section if he shall have completed such Years prior to the end of the period during which he could make an election hereunder.

     Sec. 13.6 Merger or Consolidation of Plan. In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to, another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants in the Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:

     (a) each Participant would (if either the Plan or the other plan had then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated); and

     (b) such other plan and trust fund are qualified under Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code.

     Sec. 13.7 Withdrawal of Employer. If an Employer withdraws from participation in the Plan or completely discontinues contributions to the Plan without the immediate establishment of a new retirement plan, distribution of benefits to affected Participants will be made at the time and in the manner provided in Section 13.3. However, pursuant to rules applied by the Administrator in a nondiscriminatory manner to all employees similarly situated or if the withdrawal or discontinuance by an Employer is deemed to be a partial termination of the Plan, the provisions of Section 13.3 hereof shall apply to an Employer's withdrawal or discontinuance as if it were a part of the complete termination of this Plan, but the participation of other Employers hereunder shall not be affected nor shall the continuation of the Plan with respect to the participation therein by other Employers be affected by such withdrawal or discontinuance by an Employer. The assets attributable to the Participants employed by the withdrawing or discontinuing Employer, may, in the Administrator's discretion, be retained in and subject to the provisions of the Plan or distributed in liquidation.

                                   ARTICLE XIV

                                    COMMITTEE
                                    ---------

     Sec. 14.1 Committee Composition. The Company may appoint a Committee consisting of any number of members as determined by the Company. The Company may remove any member of the Committee at any time and a member may resign by written notice to the Company. Any vacancy in the membership of the Committee shall be filled by appointment of the governing body of the Company, but pending the filling of any such vacancy the then members of the Committee may act hereunder as though they alone constitute the full Committee.

     Sec. 14.2 Committee Actions. Any and all acts and decisions of the Committee shall be by at least a majority of the then members, or by a unanimous written decision taken without a meeting, but the Committee may delegate to any one or more of its members the authority to sign notices or other documents on its behalf or to perform ministerial acts for it, in which event the Trustee and any other person may accept such notice, document or act without question as having been authorized by the Committee.

     Sec. 14.3 Committee Procedure. The Committee may, but need not, call or hold formal meetings and any decisions made or action taken pursuant to written approval of a majority of the then members shall be sufficient. The Committee shall maintain adequate records of its decisions which records shall be subject to inspection by the Company, any Employer, any Participant, Former Participant or Beneficiary, and any other person to the extent required by law, but only to the extent that they apply to such person. Also the Committee may designate one of its members as Chairman and one of its members as Secretary and may establish policies and procedures governing it as long as the same are not inconsistent with the terms of the Plan.

     Sec. 14.4 Delegation to Committee and Company's Duty to Furnish Information. The Committee shall perform the duties and may exercise the powers and discretion given to it in the Plan and its decisions and actions may be relied upon by all persons affected thereby. The Trustee and the Recordkeeper may rely without question upon any notices, directions, or other documents received from the Committee. The Company and each Employer shall furnish the Committee with all data and information available to the Company which the Committee may reasonably require in order to perform its duties. The Committee may rely without question upon any such data or information furnished by the Company and each Employer.

     In addition to any other powers and responsibilities allocated to the Committee pursuant to the terms of the Plan, the following powers and responsibilities shall be exercised by the Committee:

     (a)  To direct the Trustee as to investments in Parent Company Stock.

     (b)  To administer the Plan as provided in Section 14.5.

     (c)  To establish and  administer the Plan's claims  procedure  pursuant to
          Section 11.6 in a uniform and nondiscriminatory manner and, if appropriate in its sole discretion, to designate persons or entities to be responsible for initial claims and requests for review of claims decisions.

     (d) To adopt such rules, forms and procedures as it shall deem necessary for the efficient administration of the Plan in accordance with its terms and the terms of any applicable law.

     (e) Effective for Years beginning after March 31, 2007, to establish and communicate the procedures to Qualified Participants to enable the Plan to satisfy the requirement of Section 401(a)(28)(B)(ii)(I) of the Code that each Qualified Participant be permitted during his Qualified Election Period to direct the Trustee as to the eligible portion of such Qualified Participant's Individual Account to be distributed to him pursuant to Section 18.2.

     (f) To prepare and submit to governmental agencies, Participants, Former Participants and Beneficiaries such Plan descriptions, reports and other documents, or summaries thereof, as may be required by applicable law or necessary in the administration of the Plan.

     (g) To remedy possible ambiguities, inconsistencies or omissions in connection with its power to interpret the Plan; provided, however, that all such actions and decisions shall be applied in a uniform manner to all Employees similarly situated.

     (h) To authorize disbursements from the Trust Fund, including refunds of contributions permitted by the Plan (any instructions of the Committee to the Trustee shall be evidenced in writing and signed by a member of the Committee delegated with such authority by a majority of the Committee).

     (i) To appoint a Recordkeeper who shall perform, without discretionary authority or control, administrative functions within the framework of policies, interpretations, rules, practices and procedures adopted by the Committee or the Administrator.

     (j) To employ such advisors (including but not limited to attorneys, independent public accountants and investment advisors) and such other technical and clerical personnel as may be required in the Committee's discretion for the proper administration of the Plan, and to pay the reasonable expenses of such persons from the Trust Fund.

     (k)  To establish  and to instruct the Trustee and any  investment  manager
          with  respect  to  asset   administration   objectives   and  policies
          consistent with Plan requirements.

     (l) To review from time to time, but at least as often as annually, the investment performance of the Trustee and any insurance company or investment manager acting with respect to any portion of the Trust Fund. The Committee may engage the services of such person it deems appropriate including, investment managers, to review investments held by the Plan and the financial condition of insurance companies issuing insurance contracts to the Plan.

     (m) To supervise at least one audit of the Plan's assets for each Year and review the Trustee's annual accounting.

     (n) Effective April 1, 2007, to direct the Trustee with respect to voting shares of Parent Company Stock in accordance with the provisions of
          Section 17.6.

     Sec. 14.5 Construction of Plan and Trustee's and Record-keeper's Reliance. Any and all matters involving the Plan, including but not limited to any and all disputes which may arise involving Participants, Former Participants, and Beneficiaries and/or the Trustee or the Recordkeeper shall be referred to the Committee. The Committee has the exclusive discretionary authority to construe the terms of the Plan and the exclusive discretionary authority to determine eligibility for all benefits hereunder. Any such determinations or interpretations of the Plan adopted by the Committee shall be final and conclusive and shall bind all parties. The Trustee and the Recordkeeper may rely upon the decision of the Committee with respect to any question concerning the meaning, interpretation, or application of any provision of the Plan. The Committee's interpretations and determinations with respect to the Plan and the Trust Agreement shall be based on such information as is reasonably available to the Committee at the time a decision is made. In addition, in administering the Plan, the Committee may rely conclusively upon an Affiliated Company's payroll and personnel records maintained in the ordinary course of business.

     Sec. 14.6 Committee Member's Abstention in Cases Involving Own Rights. Notwithstanding any other provision of this Article XIV, no Committee member shall vote or act upon any matter involving his own rights, benefits, or participation in the Plan.

     Sec. 14.7 Counsel to Committee. The Committee may engage agents to assist it and may engage legal counsel who may be legal counsel for the Company. All reasonable expenses incurred by the Committee may be paid from the Trust Fund.

     Sec. 14.8 Indemnification of Employees and Directors. The Company hereby indemnifies each member of the Committee and each employee, officer and director of an Affiliated Company who are delegated responsibilities under or pursuant to the Plan against any and all liabilities and expenses, including attorneys' fees, actually and reasonably incurred by them in connection with any threatened, pending or completed legal action or judicial or administrative proceeding to which they may be a party, or may be threatened to be made a party, by reason of membership on the Committee or other delegation of responsibilities, except with regard to any matters as to which they shall be adjudged in such action or proceeding to be liable for gross negligence or willful misconduct in connection therewith. In addition, the Company may provide appropriate insurance coverage for the members of the Committee or each such other individual indemnified pursuant to this Section 14.8 who is not otherwise appropriately insured.

     Sec. 14.9 Action Taken in Good Faith. To the extent permitted by ERISA, the members of the Committee and each employee, officer and director of an Affiliated Company who are fiduciaries with respect to the Plan shall be entitled to rely upon, and be fully protected with respect to any action taken or suffered by them in good faith in reliance upon, all tables, valuations, certificates, reports and opinions furnished by the Recordkeeper, the Trustee, or any accountant, attorney, insurance company or investment manager acting at any time hereunder.

                                   ARTICLE XV

                                  MISCELLANEOUS
                                  -------------

     Sec. 15.1 No Employment or Compensation Agreement. Nothing contained in the Plan shall be construed as giving any person or entity any legal or equitable right against the Company, any Employer, any Affiliated Company, their stockholders or partners, officers or directors, the Named Fiduciary, the

Committee, the Administrator, the Trustee or the Recordkeeper, except as the same shall be specifically provided in the Plan. The Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nor shall anything in the Plan give any Participant or other Employee the right to be retained in the service of any Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant in the Plan. The employment of all persons by any Employer shall remain subject to termination by that Employer to the same extent as if the Plan had never been executed.

     Sec. 15.2 Spendthrift Provision. Except (i) as provided by the terms of a domestic relations order which is determined to be qualified under Section 414(p) of the Code, or (ii) as permitted pursuant to Section 401(a)(13) of the Code and Section 206(d) of ERISA, no Participant, Former Participant, or Beneficiary shall have the right to assign, alienate or transfer his interest hereunder, nor shall his interest be subject to claims of his creditors or others, it being understood that all provisions of the Plan shall be for the exclusive benefit of those designated herein.

     Sec. 15.3 Construction. It is the intention of each Employer that the Plan be qualified under Section 401 of the Code and comply with the applicable provisions of ERISA, and all provisions hereof should be construed to that result.

     Sec.  15.4  Titles.   Titles  of  Articles  and  Sections  hereof  are  for
convenience only and shall not be considered in construing the Plan.

     Sec. 15.5 Texas Law Applicable. The Plan and each of its provisions shall be construed and their validity determined by the laws of the State of Texas to the extent not preempted by ERISA or other applicable federal law.

     Sec. 15.6 Successors and Assigns. The Plan shall be binding upon the successors and assigns of the Company and each Employer and the Trustee and upon the heirs and personal representatives of those individuals who become Participants hereunder.

     Sec. 15.7 Allocation of Fiduciary Responsibility by Named Fiduciary. A fiduciary with respect to the Plan, as described in Section 3(21) of ERISA, shall only have those specific powers, duties, responsibilities and obligations as are explicitly given such fiduciary under the terms of the Plan and the Trust Agreement or allocated to such fiduciary pursuant to the procedures set forth herein. The Named Fiduciary may, by written instrument, allocate some or all of its responsibilities to another fiduciary, including the Trustee, or designate another person to carry out some or all of its fiduciary responsibilities. Each fiduciary to whom responsibilities are allocated by the Named Fiduciary will be furnished a copy of the Plan and their acceptance of such responsibility will be made by agreeing in writing to act in the capacity designated. It is intended that each fiduciary shall be responsible only for the proper exercise of his own powers, duties, responsibilities and obligations under the Plan and shall not be responsible for any act or failure to act of another fiduciary. The Named Fiduciary shall not be liable for an act or omission of any person (who is allocated a fiduciary responsibility or who is designated to carry out such responsibility) in carrying out a fiduciary responsibility except to the extent that with respect to the allocation or designation, continuation thereof, or implementation or establishment of the allocation or designation procedures the Named Fiduciary (i) did not perform all of his duties and responsibilities and exercise his powers hereunder with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, (ii) knowingly participates in or knowingly undertakes to conceal an act or omission of another fiduciary of the Plan, with the knowledge that such act or omission is a breach of fiduciary responsibility, (iii) did not make reasonable efforts under the circumstances to remedy a breach of fiduciary responsibility of which the Named Fiduciary has knowledge, or (iv) did not carry out its specific responsibilities, in accordance with the standard set forth in (i) above, and as a result, it has enabled another fiduciary of the Plan to commit a breach. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

     Sec. 15.8 Expenses of Administration. Except to the extent paid by an Employer or prohibited by ERISA, the Administrator shall cause the Trustee to pay from the assets of the Plan, including from the unallocated forfeitures as provided in Section 10.5, all expenses incurred in the administration of the Plan, including expenses of the Committee, the Recordkeeper and the Administrator, and expenses and compensation of the Trustee and the expenses of counsel. The Employer shall pay all brokerage commissions, taxes and other costs incident to the purchase and sale of securities.

     Sec. 15.9 Plan Controls. The Trust Agreement is a part of the Plan. In case of any inconsistency between the terms of the Plan and the Trust Agreement, the provisions of the Plan shall control. In the event of any conflict between the terms of the Plan and any summary thereof or other document relating thereto, from whatever source, the terms of the Plan shall govern.

     Sec. 15.10 Effect of Mistakes. In the event of a mistake or misstatement as to the age or eligibility of any person, or the amount of any kind of contributions, withdrawals or distributions made or to be made to a Participant, or other person, the Administrator shall, to the extent it deems possible, make such adjustment as will in its judgment afford to such person the credits, distributions or other rights to which he is properly entitled under the Plan.

     Sec. 15.11 Operation of the Plan; Permitted Corrections. The Company intends to operate and administer the Plan as a tax-qualified retirement plan under Section 401(a) of the Code. In the event that the Administrator determines that the operation of the Plan or the form of the Plan, or both, fails to comply in any respect with the applicable requirements of the Code, the Company may take whatever action it deems necessary and appropriate under the circumstances to comply with its intent to maintain the Plan as a tax-qualified retirement plan, including corrections made pursuant to, or consistent with the purposes of, the Employee Plans Compliance Resolution System, as set forth in Revenue Procedure 2006-27 issued by the Internal Revenue Service, as the principles of such Revenue Procedure may be modified or expanded from time to time, or any other correction procedures available generally to the Company with respect to the Plan. The Administrator also is permitted to take any action it deems necessary and appropriate under the circumstances to make corrections under the Voluntary Fiduciary Correction Program established by the Department of Labor and/or to assist another Plan fiduciary in connection with its compliance actions under such program.

                                   ARTICLE XVI

                        ADOPTION BY AFFILIATED COMPANIES
                        --------------------------------

     Sec. 16.1 Transfer of Employment to Another Employer. When an Employee's employment with any Employer is terminated, but such Employee continues to be a Participant by reason of continued employment by another Employer, the Participant concerned shall not be considered to have changed Employers for purposes of determining the Participant's eligibility, vesting rights, participation, and Plan benefits. An Employee who was a Participant when so transferred, and who is otherwise an eligible Employee, shall continue as a Participant in the Plan as adopted by his new Employer (whether the Company or another Employer) and shall continue without any requirement or re-enrollment unless otherwise required by the Plan. In such event, all notices, elections, designations, directions and the like theretofore made shall continue in effect. All interests then credited to the Participant shall constitute interests credited to the Participant under the Plan as adopted by his new Employer (whether the Company or another Employer). Employer contributions shall, subject to the terms and limitations of the Plan, continue to be made by the Participant's new Employer (whether the Company or another Employer). Any portion of his Individual Account which is forfeited shall be allocated to the Individual Accounts of Participants who are Employees of the Employer which originally made the contributions so forfeited.

     Sec. 16.2 Contributions and Forfeitures. Each Participant shall have his Individual Account credited with his share of his former Employer's contributions and with his share of his new Employer's contributions. The Annual Compensation received by such Participant from each Employer during the portion of the Year employed by an Employer shall constitute the basis for his allocation of that particular Employer's contribution. Forfeitures shall be applied as provided in Section 10.5 only for the benefit of the Participants employed by the Employer for whom the Participant works or last worked at the time the forfeiture occurs.

     Sec. 16.3 Transfers of Employment Between Affiliated Companies. If an Employee of one Affiliated Company transfers to the employment of another Affiliated Company and such Affiliated Company has a comparable plan and trust agreement, the Trustee of each plan and trust shall make suitable arrangements for the transfer of the assets held in his Individual Account from the Plan of the former employer to the plan of the successor employer. The Employee will be granted credit for Years of Service (Vesting) with the former employer and will not be deemed to have terminated his employment. Annual Compensation from the former employer will be considered to be Annual Compensation from the successor employer.

     If an Employee participating in the Plan transfers to the employment of an Affiliated Company which does not have a comparable plan in force, he shall not be deemed to have terminated employment with the Employer. The value of his Individual Account will be held for his benefit until he terminates employment with all Affiliated Companies, dies or retires in accordance with Article VII, at which time the value of his Individual Account will be distributed to him or his Beneficiary as provided elsewhere herein. No further Employer contributions will be made on his behalf, but he will be granted credit for Years of Service (Vesting) with the Affiliated Company. In the event that he is reemployed by an Employer, he shall immediately become a Participant in the Plan.

     Sec. 16.4 Action by Company. The Employers delegate to the Company the authority to amend the Plan, remove the Trustee, Administrator and Recordkeeper or a Committee member, appoint a new or additional Trustee or Committee member, appoint a new Administrator or Recordkeeper, or take all other actions concerning the Plan without joinder or approval of the other Employers.

     Sec. 16.5 Termination of Employer's Status as Affiliated Company. Termination of an Employer's status as an Affiliated Company other than by merger or liquidation into the Company shall terminate the Plan and the Trust Agreement as adopted by such Employer unless, and except to the extent that, the governing body of the Company shall adopt a resolution consenting to the continuance of the Plan and the Trust Agreement as adopted by the Employer, specifying conditions therefor, such as amendments to the Plan and the Trust Agreement as adopted by the Employer and the investment in, disposition or distribution of Parent Company Stock, and the governing body of the Employer shall consent to and adopt such conditions, investments and the like.

                                  ARTICLE XVII

                                   THE TRUSTEE
                                   -----------

     Sec. 17.1 Trust Fund. A Trust Fund has been created and will be maintained for the purposes of the Plan, and the monies thereof will be invested in accordance with the terms of the Plan and the Trust Agreement which forms a part of the Plan. All Employer contributions will be paid into the Trust Fund, and all benefits under the Plan will be paid from the Trust Fund.

     Sec. 17.2 Trustee's Duties. Except as otherwise specifically provided in the Trust Agreement, the Trustee's obligations, duties and responsibilities are governed solely by the terms of the Trust Agreement, reference to which is hereby made for all purposes.

     Sec. 17.3 Benefits Only from Trust Fund. Any person having any claim under the Plan will look solely to the assets of the Trust Fund for satisfaction. In no event will any Employer or any of its officers, Employees, agents, members of its governing body, the Trustee, any successor trustee, the Administrator, the Recordkeeper or any member of the Committee, be liable in their individual capacities to any person whomsoever, under the provisions of the Plan or the Trust Agreement, absent a breach of fiduciary responsibility determined pursuant to the applicable provisions of ERISA.

     Sec. 17.4 Trust Fund Applicable Only to Payment of Benefits. The Trust Fund will be used and applied only in accordance with the provisions of the Plan, to provide the benefits thereof, except as provided in Section 15.8 regarding payment of administrative expenses, and no part of the corpus or income of the Trust Fund will be used for, or diverted to, purposes other than for the exclusive benefit of the Participants and other persons thereunder entitled to benefits.

     Sec. 17.5 Texas Trust Code. Although it is intended that the foregoing powers of the Trustee be applicable hereunder, it is also intended that all provisions of the Texas Trust Code, and any amendments thereto, not inconsistent with the above enumerated powers or other provisions of the Plan, shall be applicable in the administration of the Trust Fund.

     Sec. 17.6 Voting Rights. Effective April 1, 2007, at each annual or special meeting of the stockholders of Capital Southwest Corporation or by actions taken without a meeting, each Participant, Former Participant and Beneficiary shall be entitled to direct the Trustee as to the manner in which the Parent Company Stock which is entitled to vote and which is allocated to the Parent Company Stock Account of such Participant, Former Participant or Beneficiary is to be voted. If the Trustee does not timely receive voting directions from a Participant, Former Participant or Beneficiary with respect to any shares of Parent Company Stock allocated to that Participant's, Former Participant's or Beneficiary's Parent Company Stock Account, the Trustee shall vote such shares of Parent Company Stock or refrain from voting any or all such shares of Parent Company Stock held in the Trust Fund in such manner as deemed, in the Trustee's sole discretion, to be in the best interest of the Participants, Former Participants and Beneficiaries. Prior to April 1, 2007, the Trustee was entitled to vote or refrain from voting any and all shares of Parent Company Stock held in the Trust Fund in such manner as deemed, in the Trustee's sole discretion, to be in the best interest of the Participants, Former Participants and Beneficiaries. The Administrator may from time to time direct the Trustee as to the manner of voting such shares described in the preceding sentences, and the Trustee shall follow such instructions and shall bear no responsibility for the propriety of the decisions of the Administrator.

                                  ARTICLE XVIII

                                   INVESTMENTS
                                   -----------

     Sec. 18.1 Investment of Contributions and Trust Assets. All Employer contributions in cash and any other cash received by the Trust Fund attributable to Employer contributions under the Plan, including dividends, will first be used to pay current obligations of the Trust Fund, and any excess will be used either to pay other obligations of the Trust Fund, to buy Parent Company Stock from holders of outstanding stock or newly issued or treasury stock or to make other prudent investments; provided, however, that at all times the Trustee shall attempt to invest 100% of the Trust Fund assets in Parent Company Stock consistent with market availability or other conditions. Qualified Participants may direct the Trustee as to the portion of their Individual Account to be distributed as provided in Section 18.2. The Administrator may from time to time direct the Trustee as to the extent of investment in Parent Company Stock and the Trustee shall follow such instructions and shall bear no responsibility for the propriety of the investment decision of the Administrator. All purchases of Parent Company Stock shall be made at a price, or at prices, which in the judgment of the Trustee do not exceed the fair market value of such shares of Parent Company Stock, which may be above the quoted market price on a national securities exchange or in the over-the-counter market. If no current obligations of the Trust Fund are outstanding and unpaid and the Trustee determines that it is in the best interest of the Trust Fund, the Trustee may invest funds of the Trust Fund temporarily in securities issued or guaranteed by the United States of America or any agency thereof, in certificates of deposit, or in short-term commercial paper, or such funds may be held temporarily in cash.

     Sec. 18.2 Diversification of Investments by Qualified Participants. Effective for Years beginning after March 31, 2007, based on a non-discriminatory policy and procedures adopted by the Committee, each Qualified Participant may, subject to and in accordance with this Section 18.2, elect within the 90-day period immediately after the close of each Year during that Qualified Participant's Qualified Election Period to diversify the investment of up to 25 percent of the total number of shares of Parent Company Stock acquired by or contributed to the Plan that have ever been allocated to such Qualified Participant's Parent Company Stock Account as of the last day of each of the first five Years in his Qualified Election Period (reduced by the number of shares of Parent Company Stock covered by his prior actual diversification election or elections). In each case the resulting number of shares of Parent Company Stock determined to be subject to a Qualified
Participant's diversification election for a Year during that Qualified Participant's Qualified Election Period shall be rounded to the nearest whole integer. In the case of the election year in which the last election can be made by the Qualified Participant, the preceding sentence shall be applied by substituting "50 percent" for "25 percent."

     If a Qualified Participant timely elects to diversify the investment of the eligible portion of his Parent Company Stock Account, the Administrator shall direct the Trustee to distribute to the Participant no later than 180 days after the close of the Year to which such diversification election applies from his Parent Company Stock Account the number of shares of Parent Company Stock with respect to which he is eligible to and actually elects to diversify the investment of his Parent Company Stock Account. The Participant shall be notified of his direct rollover rights under Section 11.11 with respect to the shares of Parent Company Stock to be distributed to him pursuant to his diversification election.

                                   ARTICLE XIX

                              TOP HEAVY PROVISIONS
                              --------------------

     Sec. 19.1 Minimum Allocation Requirements. Notwithstanding the provisions of Section 4.3, for any Year in which the Plan is a Top Heavy Plan and no other plan is maintained by an Employer or an Affiliated Company that provides the minimum benefit applicable to top heavy plans within the meaning of Section 416(g) of the Code, the requirement for 1,000 Hours of Service shall not apply and Employer contributions and forfeitures (excluding Employer contributions to Social Security) which are allocated to any Participant who on the last day of the Year is a Non-Key Employee who has satisfied the eligibility requirements of
Section 2.1, shall not be less than the lesser of (i) three percent of such Participant's Annual Compensation [as defined in Section 5.2(f)] or (ii) the largest percentage of Employer contributions, as a percentage of the amount of the Annual Compensation [as defined in Section 5.2(f)] of Participants who are Key Employees, but not in excess of the Compensation Limitation as defined in
Section 1.6 allocated to any such Participant who is a Key Employee for that Year; provided, however, if the Employer maintains a defined benefit plan which designates the Plan to satisfy Section 401 or 410 of the Code, (ii) above shall not apply.

     Sec. 19.2 Vesting Schedule. Notwithstanding the provisions of Section 10.2, beginning with the first Year in which the Plan is a Top Heavy Plan, the following provisions shall be applicable to Section 10.2:

(a) Except as provided in Section 19.2(b) below, each Participant shall be entitled (as a vested interest) to receive the greater of the vested interest calculated pursuant to Article X or a percentage of the then combined balance to his credit in his Parent Company Stock Account and

     Other Investments Account determined in accordance with the following schedule:

       Years of Service (Vesting)               Vested Interest
       --------------------------               ---------------
            Less than 3                                 0%
            3 or more                                 100%

(b) The schedule in Section 19.2(a) above shall not apply to the Individual Account of any Participant who does not perform an Hour of Service after the Determination Date on which the Plan first became a Top Heavy Plan; any such Participant's vested interest in his Parent Company Stock Account and Other Investments Account shall be determined by applying the schedule in
     Section 10.2 of the Plan as applicable to the Plan prior to the Determination Date on which the Plan first became a Top Heavy Plan. This
     Section 19.2 shall not apply for any Year beginning after March 31, 2007.

     Sec. 19.3 Definitions.

(a) "Determination Date" means for any Year the Anniversary Date of the preceding Year, or in the case of the first Year of the Plan, the Anniversary Date of that Year.

(b) "Key Employee" means for Years beginning after March 31, 2007, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) of an Employer who, at any time during the Year which includes the Determination Date, is:

     (i)  an officer of any Employer having Annual  Compensation  [as defined in
          Section 5.2(f)] greater than $145,000 [as adjusted under Section 416(i)(1) of the Code for Years beginning after March 31, 2008];

     (ii) a more than five-percent owner of any Employer; or

     (iii) a more than one percent owner of any Employer having Annual Compensation [as defined in Section 5.2(f)] from all Employers of more than $150,000.

     For purposes of subsection (b)(i), no more than 50 Employees (or, if lesser, the greater of three or ten percent of the Employees of all Employers) shall be treated as officers. The constructive ownership rules of Section 318 of the Code (or the principles of that section, in the case of an unincorporated Employer) will apply to determine ownership in each Employer.

(c)  "Non-Key Employee" means any Employee who is not a Key Employee.

(d) "Permissive Aggregation Group" means the Required Aggregation Group plus any other qualified plan or plans maintained by an Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

(e) "Required Aggregation Group" means (i) each qualified plan of an Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of an Employer which enables a plan described in (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

(f) "Top Heavy Plan" means the Plan (i) if the Plan is not part of a Required Aggregation Group or a Permissive Aggregation Group and the Top Heavy Ratio for the Plan as of the Determination Date exceeds 60 percent, (ii) if the Plan is part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top Heavy Ratio for the group of plans exceeds 60 percent, or (iii) if the Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

(g)  "Top Heavy Ratio" means"

     (i) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the one-year period (five-year period in determining whether the plan is top heavy for Years beginning before January 1, 2002) ending on the Determination Date(s) has or has had accrued benefits, the Top Heavy

          Ratio for the Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the one-year period ending on the Determination Date in the case of a distribution made for a reason other than severance from employment, death or Disability and in determining whether the Plan is a Top Heavy Plan for Years beginning before January 1, 2002), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the one-year period ending on the Determination Date(s)) (five-year period ending on the Determination Date in the case of a distribution made for a reason other than severance from employment, death or Disability and in determining whether the Plan is a Top Heavy Plan for Years beginning before January 1, 2002), both computed in accordance with Section 416 of the Code and the Treasury regulations thereunder. Both the numerator and denominator of the Top Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the Treasury regulations thereunder.

     (ii) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the one-year period (five-year period in determining whether the Plan is a Top Heavy Plan for Years beginning before January 1,
          2002) ending on the Determination Date(s) has or has had any accrued benefits, the Top Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with subsection (g)(i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with subsection (g)(i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the Treasury regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution of an accrued benefit made in the one-year period ending on the Determination Date (five-year period ending on the determination date) in the case of a distribution made for a reason other than severance from employment, death or Disability and in determining whether the Plan is a Top Heavy Plan for Years beginning before January 1, 2002).

     (iii) For purposes of subsection (g)(i) and (ii) above the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 46 of the Code and the Treasury regulations thereunder for the first and second plan years of a defined benefit plan of a Participant (A) who is not a Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the one-year period (five-year period in determining whether the Plan is a Top Heavy Plan for Years beginning before January 1, 2002) ending on the Determination Date will be disregarded. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the Treasury regulations thereunder. Deductible employee contributions will not be taken into account for purpose of computing the Top Heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

          The accrued benefit of a Participant other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (B) if there is not such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

     IN WITNESS WHEREOF, The RectorSeal Corporation, the Company, acting by and through its duly authorized officers, has caused this revised and restated Plan to be executed as of the day and year first above written.

                                                      THE RECTORSEAL CORPORATION



                                                      By
                                                        ------------------------